UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2020

Date of reporting period:	October 1, 2019 — September 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Dynamic Asset Allocation Balanced Fund

Annual report
9 | 30 | 20

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PABAX

Putnam Dynamic
Asset Allocation
Balanced Fund

Annual report
9 | 30 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

November 10, 2020

Dear Fellow Shareholder:

In the final months of 2020, the world continues to confront the challenges of the COVID-19 pandemic. Economic activity and employment remain well below levels at the start of the year. The stock and bond markets have fared better, displaying confidence in the early stages of recovery and indicating optimism that successful vaccines will be approved by early next year. Putnam, as in all market conditions, continues to pursue superior investment performance for you and your fellow shareholders. Committed to racial equity, Putnam is also working toward its goals of improving diversity and inclusion within its organization.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well.

As always, thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund’s target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Note: 25/75 Ÿ 25% S&P 500 Index, 75% Bloomberg Barclays U.S. Aggregate Bond Index; 60/40 Ÿ 60% S&P 500 Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

Diversification does not guarantee a profit or ensure against loss. It is possible to lose money in a diversified portfolio.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† Source: Lipper, a Refinitiv company.

‡ The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which postdates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/20. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

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How did stocks perform during the reporting period?

Major stock indices finished the first three months of the reporting period at or near record highs. Easing U.S.–China trade tensions, declining interest rates, record low unemployment, and stimulus measures by central banks helped boost investors’ appetite for stocks.

After a relatively calm start to 2020, investor sentiment sharply reversed course. As COVID-19 spread from a threat to a pandemic, global economic shutdowns fueled historic levels of volatility. From late February to early March, the S&P 500 Index, a broad measure of stocks, lost over 30% of its value. A collapse in oil prices further eroded investor confidence.

Worldwide fiscal and monetary aid from governments and central banks, respectively, helped reduce the severity of a global recession. In mid-March, the U.S. Federal Reserve [the Fed] cut interest rates to near zero and unleashed a torrent of bond-buying programs. In addition, Congress approved a $2 trillion emergency relief package. The promise of more government support and positive news on a potential COVID-19 vaccine contributed to stock market rallies from April through August.

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Allocations are shown as a percentage of the fund’s net assets as of 9/30/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/20. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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By September, volatility returned. A rise in new COVID-19 cases in Europe and the United States concerned investors. Uncertainty surrounding the U.S. presidential election and delays in finalizing the next stimulus package also contributed to periodic sell-offs. The S&P 500 Index posted a return of 15.15% for the 12-month reporting period. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], returned 0.49% for the reporting period.

How did bond markets perform?

Declining interest rates, low inflation, and slowed global growth contributed to an increase in bond prices during the first quarter of the reporting period. In late February 2020, developed-market government-bond yields declined. As the pandemic shook investor confidence, credit spreads widened. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices fall as spreads widen and rise as spreads tighten.] From March 2020 through period-end, the Fed purchased billions in corporate bonds and corporate-bond exchange-traded funds [pooled investment vehicles with similarities to mutual funds.]. Over the same period, liquidity improved and spreads tightened. Corporate credit markets also advanced, mirroring the strength seen across equity markets. The Bloomberg Barclays U.S. Aggregate Bond Index, a measure of investment-grade corporate bonds, rose 6.98% for the 12-month reporting period. The JPMorgan Developed High Yield Index, a measure of high-yield bonds, increased 1.80% during the period. The yield on the 10-year U.S. Treasury note declined to 0.69% as

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Balanced Fund 7

of September 30, 2020, compared with 1.65% at the start of the period.

How did the fund perform for the 12-month reporting period?

The fund’s class A shares returned 7.31% compared with 15.00% for its primary benchmark, the Russell 3000 Index. The fund also underperformed its secondary benchmark, the Putnam Balanced Blended Benchmark, which posted a return of 10.66%. This custom benchmark comprises 50% the Russell 3000 Index, 35% the Bloomberg Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index. The fund outperformed its Lipper peer group, the Mixed-Asset Target Allocation Moderate Funds category, which posted an average return of 5.66% for the period.

What strategies impacted fund performance relative to the secondary benchmark?

Our asset allocation decisions were positive contributors to relative performance. Allocations were kept mostly in line with the fund’s secondary benchmark during the fourth quarter of calendar 2019. At the start of calendar 2020, the fund shifted to an underweight position in stocks. This proved beneficial as COVID-19 fears sent equity markets into a tailspin.

In terms of the fund’s fixed-income allocations, the fund held a relative underweight position to credit risk and a slightly overweight position to interest-rate risk in the first quarter of calendar 2020. These allocation decisions contributed to results, especially during the height of market volatility. By April 2020, the fund had moved closer to neutral allocations, which limited losses and helped sustain year-to-date gains. During the third quarter of calendar 2020, the fund’s positions were aligned closely with the secondary benchmark. Our slight underweight position to equities resulted in a small amount of underperformance, which was offset by our slight overweight position to credit risk.

Our active implementation decisions detracted from relative performance. Security selection among U.S. large-cap stocks, particularly our

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Balanced Fund

quantitative selection strategies, dampened fund results. We also saw slight weakness from the fund’s opportunistic fixed-income positions, specifically a strategy focused on structured mortgage credit.

How did the fund use derivatives during the reporting period?

The fund used futures in an effort to manage exposure to market risk, hedge prepayment and interest-rate risks, gain exposure to interest-rates, and equitize cash. Total return swaps were used to help hedge sector exposure, manage exposure to specific sectors, industries, and securities, and gain exposure to specific markets, countries, sectors, industries, and/or baskets of securities.

As the fund begins a new fiscal year, what is your outlook?

After recovering from their February and March declines, equity and bond markets have proved resilient even as the COVID-19 pandemic took a toll on economic growth. For equity markets, we believe that a second wave of COVID-19 cases may not cause a meaningful pullback because investors will be prepared. Typically, bad news must be unexpected in order to have a severe negative impact on financial markets. Going forward, we believe high valuations and political uncertainty could lead to bouts of stock market volatility. The fund maintains a neutral position to equities as of period-end.

Credit market liquidity is likely to continue to improve, in our view. Spreads have tightened, and yields have fallen from March 2020 through period-end. The Fed has continued to stand as a backstop to spread widening with the purchase of investment-grade corporate bonds. U.S. Treasuries continue to be in high demand relative to other developed-market government bonds. We expect short-term rates to remain near record lows this year.

Against this backdrop, we continue to have conviction in our investment strategies over the long term. As for asset allocation, we will continue to take a tactical approach, adjusting the fund’s exposure across various markets as we believe conditions warrant. We will also continue to monitor equity and fixed-income markets, and add securities when we see what we believe to be more attractive valuation levels.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective September 2020, as a result of decreased interest and dividend income earned in the portfolio, the fund’s quarterly dividend rate for class A shares declined from $0.069 to $0.043 per share. This change was due to lower dividend payments made by companies in the portfolio in a falling interest-rate environment. Similar decreases were made to other share classes.

Dynamic Asset Allocation Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/20
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/7/94)
Before sales charge	6.97%	118.79%	8.14%	42.49%	7.34%	17.05%	5.39%	7.31%
After sales charge	6.73	106.21	7.51	34.30	6.08	10.32	3.33	1.14
Class B (2/11/94)
Before CDSC	6.73	106.05	7.50	37.25	6.54	14.52	4.62	6.54
After CDSC	6.73	106.05	7.50	35.25	6.22	11.53	3.70	1.54
Class C (9/1/94)
Before CDSC	6.65	102.96	7.34	37.30	6.55	14.49	4.61	6.57
After CDSC	6.65	102.96	7.34	37.30	6.55	14.49	4.61	5.57
Class P (8/31/16)
Net asset value	7.26	125.45	8.47	45.13	7.73	18.41	5.79	7.73
Class R (1/21/03)
Net asset value	6.69	113.28	7.87	40.72	7.07	16.16	5.12	7.01
Class R5 (7/2/12)
Net asset value	7.24	124.28	8.41	44.33	7.61	17.99	5.67	7.64
Class R6 (7/2/12)
Net asset value	7.27	126.12	8.50	44.96	7.71	18.26	5.75	7.68
Class Y (7/5/94)
Net asset value	7.23	124.12	8.40	44.27	7.61	17.90	5.64	7.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5 and R6 shares; had it, returns would have been higher.

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For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Index	9.74%	254.26%	13.48%	89.92%	13.69%	39.16%	11.65%	15.00%
Putnam Balanced Blended
Benchmark*	—†	136.47	8.99	56.66	9.39	26.89	8.26	10.66
Lipper Mixed-Asset Target
Allocation Moderate Funds	6.92	91.14	6.59	38.70	6.70	15.69	4.92	5.66
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/20, there were 583, 530, 487, 370, and 30 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $20,605 and $20,296, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $22,545, $21,328, $22,428, $22,612, and $22,412, respectively.

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Fund price and distribution information For the 12-month period ended 9/30/20
Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	4		4	4	4	4	4	4	4
Income	$0.250		$0.134	$0.143	$0.308	$0.211	$0.286	$0.301	$0.286
Capital gains	—		—	—	—	—	—	—	—
Total	$0.250		$0.134	$0.143	$0.308	$0.211	$0.286	$0.301	$0.286
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/19	$14.55	$15.44	$14.49	$14.11	$14.59	$14.42	$14.58	$14.58	$14.58
9/30/20	15.34	16.28	15.29	14.88	15.38	15.20	15.38	15.37	15.37

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/19	0.98%	1.73%	1.73%	0.59%	1.23%	0.73%	0.63%	0.73%
Annualized expense ratio
for the six-month period
ended 9/30/20 *	0.96%	1.71%	1.71%	0.57%	1.21%	0.71%	0.61%	0.71%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/20 to 9/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$5.25	$9.34	$9.34	$3.12	$6.62	$3.89	$3.34	$3.89
Ending value (after expenses)	$1,188.90	$1,184.20	$1,184.90	$1,191.50	$1,187.50	$1,190.60	$1,190.40	$1,189.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/20, use the following calculation method. To find the value of your investment on 4/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$4.85	$8.62	$8.62	$2.88	$6.11	$3.59	$3.08	$3.59
Ending value (after expenses)	$1,020.20	$1,016.45	$1,016.45	$1,022.15	$1,018.95	$1,021.45	$1,021.95	$1,021.45

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae),

Dynamic Asset Allocation Balanced Fund 15

Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Bloomberg Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

16 Dynamic Asset Allocation Balanced Fund

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2020, Putnam employees had approximately $495,000,000 and the Trustees had approximately $76,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Dynamic Asset Allocation Balanced Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Dynamic Asset Allocation Balanced Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2020. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater

Dynamic Asset Allocation Balanced Fund 19

scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2022. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and

20 Dynamic Asset Allocation Balanced Fund

its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the

Dynamic Asset Allocation Balanced Fund 21

ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Moderate Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2019, there were 590, 529 and 478 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution

22 Dynamic Asset Allocation Balanced Fund

services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Asset Allocation Balanced Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlights table also includes the current reporting period.

24 Dynamic Asset Allocation Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Balanced Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Balanced Fund 25

The fund’s portfolio 9/30/20

COMMON STOCKS (60.8%)*	Shares	Value
Basic materials (2.2%)
Air Liquide SA (France)	2,998	$475,733
Air Products & Chemicals, Inc.	11,925	3,551,981
Akzo Nobel NV (Netherlands)	12,223	1,237,883
Albemarle Corp. S	27,366	2,443,236
Anglo American PLC (United Kingdom)	92,730	2,239,300
Arkema SA (France)	4,531	480,688
Ashland Global Holdings, Inc.	9,000	638,280
Axalta Coating Systems, Ltd. †	45,500	1,008,735
Azrieli Group, Ltd. (Israel)	1,300	57,921
BHP Billiton, Ltd. (Australia)	70,105	1,803,997
BHP Group PLC (United Kingdom)	42,094	897,394
Brenntag AG (Germany)	12,133	772,027
Celanese Corp.	7,200	773,640
CF Industries Holdings, Inc.	50,800	1,560,068
Compagnie De Saint-Gobain (France) †	9,786	410,873
Covestro AG (Germany)	23,814	1,182,407
CRH PLC (Ireland)	145,161	5,241,930
Dow, Inc.	77,721	3,656,773
DuPont de Nemours, Inc.	39,472	2,189,907
Eastman Chemical Co.	24,200	1,890,504
Eiffage SA (France) †	9,678	788,792
Fortescue Metals Group, Ltd. (Australia)	72,418	847,713
Fortune Brands Home & Security, Inc.	26,513	2,293,905
Freeport-McMoRan, Inc. (Indonesia)	224,344	3,508,740
ICL Group, Ltd. (Israel)	87,890	310,274
Koninklijke DSM NV (Netherlands)	8,369	1,379,176
LafargeHolcim, Ltd. (Switzerland)	8,816	401,864
Linde PLC	6,121	1,457,594
Linde PLC	3,702	876,199
Newcrest Mining, Ltd. (Australia)	13,965	314,758
NewMarket Corp.	1,800	616,176
Nippon Steel Corp. (Japan)	20,800	196,457
Nitto Denko Corp. (Japan)	8,400	547,633
Nucor Corp.	4,602	206,446
PPG Industries, Inc.	8,400	1,025,472
Reliance Steel & Aluminum Co.	8,700	887,748
Rio Tinto PLC (United Kingdom)	33,020	1,992,363
Rio Tinto, Ltd. (Australia)	908	61,475
Sherwin-Williams Co. (The)	6,841	4,766,398
Shin-Etsu Chemical Co., Ltd. (Japan)	6,800	887,549
SIG Combibloc Group AG (Switzerland)	53,595	1,075,861
Symrise AG (Germany)	5,704	789,102
		57,744,972
Capital goods (3.7%)
ABB, Ltd. (Switzerland)	52,105	1,320,601
ACS Actividades de Construccion y Servicios SA (Spain)	10,987	248,935
AGCO Corp.	5,400	401,058
Airbus SE (France) †	1,974	143,282

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (60.8%)* cont.	Shares	Value
Capital goods cont.
Allison Transmission Holdings, Inc.	29,400	$1,033,116
AptarGroup, Inc.	10,600	1,199,920
Atlas Copco AB Class A (Sweden)	17,491	832,453
Avery Dennison Corp.	17,400	2,224,416
BAE Systems PLC (United Kingdom)	59,051	365,260
Ball Corp.	1,297	107,807
Berry Global Group, Inc. †	28,300	1,367,456
Crown Holdings, Inc. †	15,600	1,199,016
Cummins, Inc.	26,300	5,553,508
Curtiss-Wright Corp.	4,700	438,322
Daikin Industries, Ltd. (Japan)	7,100	1,309,173
Delphi Automotive PLC	25,480	2,336,006
Dover Corp.	16,000	1,733,440
Eaton Corp. PLC	25,820	2,634,415
Faurecia SA (France) †	13,895	600,042
Gentex Corp.	32,900	847,175
HD Supply Holdings, Inc. †	5,882	242,574
Hitachi, Ltd. (Japan)	33,800	1,142,092
Honeywell International, Inc.	63,103	10,387,384
Johnson Controls International PLC	161,537	6,598,786
KION Group AG (Germany)	11,446	982,995
Koito Manufacturing Co., Ltd. (Japan)	10,300	525,097
Kone OYJ Class B (Finland)	6,817	599,296
Legrand SA (France)	10,878	868,430
Lockheed Martin Corp.	36,361	13,936,444
Northrop Grumman Corp.	48,531	15,311,045
Obayashi Corp. (Japan)	45,800	415,088
Otis Worldwide Corp.	67,166	4,192,502
Raytheon Technologies Corp.	42,217	2,429,166
Republic Services, Inc.	18,300	1,708,305
Sandvik AB (Sweden) †	81,432	1,588,502
Schindler Holding AG Part. Cert. (Switzerland)	239	65,255
Schneider Electric SA (France)	12,999	1,613,371
Silgan Holdings, Inc.	17,900	658,183
Spirax_Sarco engineering PLC (United Kingdom)	2,383	338,803
Stanley Electric Co., Ltd. (Japan)	13,800	396,006
Teledyne Technologies, Inc. †	3,800	1,178,798
Tervita Corp. (Canada) †	127	248
Toshiba Corp. (Japan)	17,000	432,721
Waste Connections, Inc.	23,017	2,389,165
Waste Management, Inc.	36,124	4,088,153
		97,983,810
Communication services (3.2%)
American Tower Corp. R	40,007	9,670,892
AT&T, Inc.	118,979	3,392,091
BCE, Inc. (Canada)	13,471	558,649
BT Group PLC (United Kingdom)	207,924	264,233
Charter Communications, Inc. Class A †	22,735	14,194,370
China Mobile, Ltd. (China)	163,500	1,051,084

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (60.8%)* cont.	Shares	Value
Communication services cont.
Comcast Corp. Class A S	279,505	$12,929,901
Crown Castle International Corp. R	29,600	4,928,400
Deutsche Telekom AG (Germany)	107,045	1,793,242
Elisa OYJ (Finland)	7,131	420,316
Equinix, Inc. R	5,900	4,484,767
Hikari Tsushin, Inc. (Japan)	1,900	452,773
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	171,000	226,552
Juniper Networks, Inc.	27,155	583,833
KDDI Corp. (Japan)	51,800	1,310,330
Liberty Global PLC Class C (United Kingdom) †	37,036	760,534
Nippon Telegraph & Telephone Corp. (Japan)	37,400	765,169
NTT DoCoMo, Inc. (Japan)	36,300	1,346,168
SBA Communications Corp. R	9,056	2,884,155
Telstra Corp., Ltd. (Australia)	237,797	474,371
Verizon Communications, Inc.	331,689	19,732,178
Vodafone Group PLC (United Kingdom)	846,380	1,122,876
		83,346,884
Communications equipment (0.6%)
Cisco Systems, Inc.	395,130	15,564,171
		15,564,171
Computers (4.4%)
Akamai Technologies, Inc. †	9,200	1,016,968
Apple, Inc.	732,400	84,819,245
BigCommerce Holdings, Inc. † S	42,800	3,565,240
Dropbox, Inc. Class A †	30,500	587,430
Dynatrace, Inc. †	55,897	2,292,895
Fortinet, Inc. †	39,900	4,700,619
Fujitsu, Ltd. (Japan)	5,000	684,652
Logitech International SA (Switzerland)	9,705	751,007
Otsuka Corp. (Japan)	13,200	675,519
ServiceNow, Inc. †	22,292	10,811,620
Software AG (Germany)	20,609	1,016,282
Synopsys, Inc. †	22,052	4,718,687
		115,640,164
Conglomerates (0.4%)
AMETEK, Inc.	22,600	2,246,440
Danaher Corp.	37,399	8,053,126
General Electric Co.	59,440	370,311
Orkla ASA (Norway)	30,603	309,707
		10,979,584
Consumer cyclicals (9.2%)
ABC-Mart, Inc. (Japan)	2,500	130,132
Adecco Group AG (Switzerland)	13,496	713,196
adidas AG (Germany) †	4,392	1,421,529
Amazon.com, Inc. †	21,777	68,569,893
Aramark	69,923	1,849,463
Avalara, Inc. †	19,293	2,456,771
Berkeley Group Holdings PLC (The) (United Kingdom)	6,536	355,585
Best Buy Co., Inc.	56,900	6,332,401

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (60.8%)* cont.	Shares	Value
Consumer cyclicals cont.
BJ’s Wholesale Club Holdings, Inc. †	110,940	$4,609,557
Booking Holdings, Inc. †	1,725	2,950,923
Booz Allen Hamilton Holding Corp. S	30,600	2,539,188
Brambles, Ltd. (Australia)	92,205	694,125
Bridgestone Corp. (Japan)	5,900	186,362
Brunswick Corp.	22,100	1,301,911
Casey’s General Stores, Inc.	7,100	1,261,315
CK Hutchison Holdings, Ltd. (Hong Kong)	80,000	485,031
Clear Channel Outdoor Holdings, Inc. †	2,938	2,938
Clorox Co. (The)	1,810	380,408
Compagnie Generale des Etablissements Michelin SCA (France)	3,543	379,118
Compass Group PLC (United Kingdom)	101,009	1,516,262
CoStar Group, Inc. †	5,569	4,725,352
Daito Trust Construction Co., Ltd. (Japan)	4,400	390,110
Daiwa House Industry Co., Ltd. (Japan)	21,300	547,271
Discovery, Inc. Class A † S	37,400	814,198
Dollar General Corp.	21,319	4,468,889
Dollar Tree, Inc. †	3,928	358,784
Edenred (France)	32,344	1,451,125
Ferrari NV (Italy)	4,449	814,369
Fiat Chrysler Automobiles NV (Italy) †	55,640	681,164
Flutter Entertainment PLC (Ireland)	6,530	1,028,410
Ford Motor Co.	240,490	1,601,663
Fox Corp. Class B	2,554	71,435
Geberit International AG (Switzerland)	367	217,459
General Motors Co.	64,721	1,915,094
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $1) (Private) (Germany) † F	2	2
Hermes International (France)	2,111	1,819,648
Hilton Worldwide Holdings, Inc.	66,630	5,684,872
Home Depot, Inc. (The)	28,086	7,799,763
Hoshizaki Corp. (Japan)	4,800	382,800
iHeartMedia, Inc. Class A †	1,249	10,142
Industria de Diseno Textil SA (Inditex) (Spain)	52,896	1,470,652
Jardine Matheson Holdings, Ltd. (Hong Kong)	3,300	130,978
Kering SA (France)	3,522	2,339,965
Kimberly-Clark Corp.	2,742	404,884
Kingfisher PLC (United Kingdom)	249,417	953,226
Knorr-Bremse AG (Germany)	4,129	487,742
Lennar Corp. Class A	41,400	3,381,552
Liberty Media Corp.-Liberty SiriusXM Class C †	9,379	310,257
Live Nation Entertainment, Inc. †	27,612	1,487,735
Lowe’s Cos., Inc.	6,700	1,111,262
lululemon athletica, Inc. (Canada) †	8,573	2,823,689
LVMH Moet Hennessy Louis Vuitton SA (France)	1,404	656,364
Mastercard, Inc. Class A	23,965	8,104,244
Moody’s Corp.	4,600	1,333,310
News Corp. Class A	7,432	104,197
Nexi SpA (Italy) †	68,363	1,370,880

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (60.8%)* cont.	Shares	Value
Consumer cyclicals cont.
Nihon M&A Center, Inc. (Japan)	16,600	$946,880
NIKE, Inc. Class B	53,402	6,704,087
Nintendo Co., Ltd. (Japan)	6,800	3,865,666
Pandora A/S (Denmark)	7,247	521,486
PayPal Holdings, Inc. †	51,022	10,052,865
Peugeot SA (France) †	63,409	1,143,285
Polaris, Inc.	19,000	1,792,460
Porsche Automobil Holding SE (Preference) (Germany) †	11,445	683,321
Publicis Groupe SA (France)	3,506	113,617
PulteGroup, Inc.	143,026	6,620,674
Ryohin Keikaku Co., Ltd. (Japan)	18,900	313,935
S&P Global, Inc.	11,879	4,283,567
Scotts Miracle-Gro Co. (The) Class A	3,800	581,058
Secom Co., Ltd. (Japan)	13,600	1,242,685
Sirius XM Holdings, Inc. S	147,500	790,600
Sofina SA (Belgium)	573	156,328
Sohgo Security Services Co., Ltd. (Japan)	5,000	238,253
Sony Corp. (Japan)	52,200	3,992,513
Spectrum Brands Holdings, Inc.	9,300	531,588
Subaru Corp. (Japan)	2,400	46,590
Target Corp.	58,146	9,153,344
Taylor Wimpey PLC (United Kingdom)	234,375	326,134
Tempur Sealy International, Inc. †	12,700	1,132,713
Tesla Motors, Inc. †	9,564	4,103,052
Toyota Motor Corp. (Japan)	600	39,684
TransUnion	4,500	378,585
United Rentals, Inc. †	23,589	4,116,281
Volkswagen AG (Preference) (Germany) †	5,720	920,568
Volvo AB (Sweden) †	34,450	661,667
Walmart, Inc.	86,764	12,139,151
Walt Disney Co. (The)	3,027	375,590
Wesfarmers, Ltd. (Australia)	63,291	2,017,946
Wolters Kluwer NV (Netherlands)	15,213	1,298,825
Worldline SA (France) †	12,693	1,040,797
		241,715,390
Consumer staples (4.5%)
a2 Milk Co., Ltd. (New Zealand) †	40,213	409,567
Altria Group, Inc.	136,473	5,273,317
Associated British Foods PLC (United Kingdom)	22,528	542,673
Auto Trader Group PLC (United Kingdom)	52,161	377,306
British American Tobacco PLC (United Kingdom)	21,540	774,211
Campbell Soup Co.	13,500	652,995
Carlsberg A/S Class B (Denmark)	9,163	1,233,799
Chipotle Mexican Grill, Inc. †	2,131	2,650,346
Coca-Cola Co. (The)	186,800	9,222,316
Coca-Cola HBC AG (Switzerland)	60,049	1,484,363
Coles Group, Ltd. (Australia)	36,843	449,342
Constellation Brands, Inc. Class A	6,600	1,250,766
Costco Wholesale Corp.	1,800	639,000

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (60.8%)* cont.	Shares	Value
Consumer staples cont.
Diageo PLC (United Kingdom)	36,602	$1,253,919
Domino’s Pizza, Inc.	281	119,504
Essity AB Class B (Sweden) †	42,865	1,448,444
Estee Lauder Cos., Inc. (The) Class A	18,294	3,992,666
Ferguson PLC (United Kingdom)	17,222	1,732,814
Hershey Co. (The)	21,500	3,081,810
Hormel Foods Corp.	2,234	109,220
Imperial Brands PLC (United Kingdom)	66,360	1,169,717
ITOCHU Corp. (Japan)	72,600	1,856,438
J.M. Smucker Co. (The) S	7,816	902,904
Japan Tobacco, Inc. (Japan)	3,700	67,565
JDE Peet’s BV (Netherlands) †	17,573	714,893
Keurig Dr Pepper, Inc.	68,206	1,882,486
Kobe Bussan Co., Ltd. (Japan)	5,600	307,904
Koninklijke Ahold Delhaize NV (Netherlands)	101,727	3,010,674
Kose Corp. (Japan)	3,600	440,171
L’Oreal SA (France)	4,920	1,600,978
McDonald’s Corp.	38,200	8,384,518
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	7,900	384,300
Metro, Inc. (Canada)	1,486	71,301
Molson Coors Beverage Co. Class B	35,590	1,194,400
Mondelez International, Inc. Class A	92,347	5,305,335
Nestle SA (Switzerland)	25,054	2,972,384
Netflix, Inc. †	1,844	922,055
PALTAC Corp. (Japan)	15,900	802,517
PepsiCo, Inc.	91,359	12,662,357
Procter & Gamble Co. (The)	168,710	23,449,003
Recruit Holdings Co., Ltd. (Japan)	8,900	353,129
Sundrug Co., Ltd. (Japan)	12,400	466,857
Swedish Match AB (Sweden)	2,709	221,022
Sysco Corp.	13,100	815,082
Unilever NV (Netherlands)	28,760	1,736,248
Unilever PLC (United Kingdom)	9,174	565,283
Walgreens Boots Alliance, Inc.	24,894	894,192
WH Group, Ltd. (Hong Kong)	1,141,000	928,689
Wilmar International, Ltd. (Singapore)	182,700	591,847
WM Morrison Supermarkets PLC (United Kingdom)	81,286	178,437
Woolworths Group, Ltd. (Australia)	37,663	984,651
Yum! Brands, Inc.	43,300	3,953,290
Zalando SE (Germany) †	14,508	1,357,974
		117,846,979
Electronics (2.8%)
Advanced Micro Devices, Inc. †	35,518	2,912,121
Brother Industries, Ltd. (Japan)	22,700	360,541
Garmin, Ltd.	15,700	1,489,302
Hoya Corp. (Japan)	17,100	1,927,506
Inphi Corp. †	28,300	3,176,675
Intel Corp.	11,036	571,444
MinebeaMitsumi, Inc. (Japan)	37,100	699,978

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (60.8%)* cont.	Shares	Value
Electronics cont.
NVIDIA Corp.	42,548	$23,027,829
NXP Semiconductors NV	12,439	1,552,512
Qorvo, Inc. †	1,603	206,803
Qualcomm, Inc.	169,223	19,914,163
Rockwell Automation, Inc.	16,900	3,729,492
Roper Technologies, Inc.	3,353	1,324,804
Samsung Electronics Co., Ltd. (Preference) (South Korea)	26,653	1,149,893
SMC Corp. (Japan)	900	500,902
Texas Instruments, Inc.	41,520	5,928,640
Thales SA (France)	14,859	1,112,623
Xilinx, Inc.	41,400	4,315,536
		73,900,764
Energy (1.0%)
Ampol Ltd. (Australia)	3,406	58,581
Baker Hughes a GE Co.	67,500	897,075
BP PLC (United Kingdom)	441,160	1,280,866
Cabot Oil & Gas Corp.	3,884	67,426
Cenovus Energy, Inc. (Canada)	103,321	402,716
Chevron Corp.	74,965	5,397,480
ConocoPhillips	67,563	2,218,769
Enterprise Products Partners LP	102,355	1,616,185
EOG Resources, Inc.	14,775	531,014
Exxon Mobil Corp.	67,297	2,310,306
Gamesa Corp Tecnologica SA (Spain)	3,297	88,866
Halliburton Co.	41,265	497,243
Koninklijke Vopak NV (Netherlands)	8,252	464,915
Marathon Oil Corp.	91,083	372,529
MWO Holdings, LLC (Units) F	89	—
Occidental Petroleum Corp.	10,743	107,537
Orsted A/S (Denmark)	8,777	1,210,654
Phillips 66	1,545	80,093
Repsol SA (Spain)	5,918	39,528
Royal Dutch Shell PLC Class B (United Kingdom)	133,730	1,617,733
Schlumberger, Ltd.	154,300	2,400,908
TOTAL SA (France)	61,945	2,126,760
Valero Energy Corp.	43,605	1,888,969
		25,676,153
Financials (7.4%)
3i Group PLC (United Kingdom)	60,697	779,140
Admiral Group PLC (United Kingdom)	3,120	105,229
Aflac, Inc.	97,800	3,555,030
AGNC Investment Corp. R	152,400	2,119,884
AIA Group, Ltd. (Hong Kong)	383,000	3,773,002
Allianz SE (Germany)	9,918	1,902,457
Allstate Corp. (The)	60,322	5,678,713
Ally Financial, Inc.	64,900	1,627,043
American Financial Group, Inc.	6,300	421,974
American International Group, Inc.	63,034	1,735,326
Ameriprise Financial, Inc.	22,800	3,513,708

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (60.8%)* cont.	Shares	Value
Financials cont.
Amundi SA (France) †	3,701	$260,918
Apartment Investment and Management Co. Class A R	17,100	576,612
Apollo Global Management, Inc.	50,027	2,238,708
Aroundtown SA (Luxembourg) †	18,509	93,035
Assured Guaranty, Ltd.	89,732	1,927,443
AvalonBay Communities, Inc. R	9,100	1,358,994
Aviva PLC (United Kingdom)	306,271	1,126,214
AXA SA (France)	169,592	3,130,724
Banco Bilbao Vizcaya Argenta (Spain)	299,599	828,023
Bank Leumi Le-Israel BM (Israel)	168,906	743,090
Bank of America Corp.	303,520	7,311,797
Bank of Montreal (Canada)	5,279	308,601
Banque Cantonale Vaudoise (Switzerland)	2,805	284,351
Berkshire Hathaway, Inc. Class B †	686	146,077
BNP Paribas SA (France) †	28,251	1,023,421
BOC Hong Kong Holdings, Ltd. (Hong Kong)	167,500	444,336
Boston Properties, Inc. R	32,057	2,574,177
Broadridge Financial Solutions, Inc.	6,845	903,540
Canadian Imperial Bank of Commerce (Canada)	4,376	327,095
Capital One Financial Corp.	25,077	1,802,033
CBRE Group, Inc. Class A †	30,700	1,441,979
Charles Schwab Corp. (The)	55,406	2,007,359
CI Financial Corp. (Canada)	65,667	832,951
Citigroup, Inc.	350,169	15,095,786
CK Asset Holdings, Ltd. (Hong Kong)	171,500	836,762
CME Group, Inc.	4,493	751,724
Cousins Properties, Inc. R	26,100	746,199
Credit Agricole SA (France) †	91,517	799,927
DBS Group Holdings, Ltd. (Singapore)	57,200	841,316
Deutsche Boerse AG (Germany)	13,576	2,384,205
Direct Line Insurance Group PLC (United Kingdom)	167,150	581,836
Discover Financial Services	40,200	2,322,756
DNB ASA (Norway) †	98,689	1,363,062
Duke Realty Corp. R	39,400	1,453,860
Equitable Holdings, Inc.	92,200	1,681,728
Equity Commonwealth R	19,700	524,611
Equity Lifestyle Properties, Inc. R	11,500	704,950
Equity Residential R	20,900	1,072,797
Erie Indemnity Co. Class A	523	109,976
Fidelity National Financial, Inc.	28,800	901,728
Finecobank Banca Fineco SpA (Italy) †	25,345	348,741
Gaming and Leisure Properties, Inc. R	97,537	3,602,041
Gjensidige Forsikring ASA (Norway)	26,841	544,878
Goldman Sachs Group, Inc. (The)	29,587	5,946,099
Goodman Group (Australia) R	77,173	993,221
Hargreaves Lansdown PLC (United Kingdom)	12,769	255,963
Henderson Land Development Co., Ltd. (Hong Kong)	133,000	490,656
Hongkong Land Holdings, Ltd. (Hong Kong)	40,000	148,969
ING Groep NV (Netherlands) †	59,302	419,909

Dynamic Asset Allocation Balanced Fund 33

COMMON STOCKS (60.8%)* cont.	Shares	Value
Financials cont.
Intercontinental Exchange, Inc.	690	$69,035
Invitation Homes, Inc. R	56,500	1,581,435
Israel Discount Bank, Ltd. Class A (Israel)	122,990	331,507
Japan Exchange Group, Inc. (Japan)	36,600	1,024,233
Japan Post Bank Co., Ltd. (Japan)	36,300	283,517
Japan Post Holdings Co., Ltd. (Japan)	52,300	356,735
Jones Lang LaSalle, Inc.	3,700	353,942
JPMorgan Chase & Co.	250,106	24,077,705
KBC Group NV (Belgium)	10,459	523,714
KeyCorp	84,401	1,006,904
Legal & General Group PLC (United Kingdom)	222,352	538,874
Lincoln National Corp.	39,400	1,234,402
Loews Corp.	1,826	63,454
London Stock Exchange Group PLC (United Kingdom)	19,505	2,231,386
LPL Financial Holdings, Inc.	8,400	644,028
Magellan Financial Group, Ltd. (Australia)	10,907	444,538
MetLife, Inc.	176,700	6,567,939
MGIC Investment Corp.	64,100	567,926
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	50,500	233,568
Mizuho Financial Group, Inc. (Japan)	23,180	289,554
Morgan Stanley	101,000	4,883,350
National Bank of Canada (Canada)	9,438	468,799
Network International Holdings PLC (United Arab Emirates) †	226,844	801,355
Nippon Prologis REIT, Inc. (Japan) R	281	948,818
NN Group NV (Netherlands)	2,401	90,186
Nomura Real Estate Holdings, Inc. (Japan)	21,900	416,545
ORIX Corp. (Japan)	69,900	870,214
Partners Group Holding AG (Switzerland)	1,373	1,263,398
Persimmon PLC (United Kingdom)	11,780	374,149
PNC Financial Services Group, Inc. (The)	27,960	3,073,084
Popular, Inc. (Puerto Rico)	12,200	442,494
Principal Financial Group, Inc.	36,400	1,465,828
Prudential PLC (United Kingdom)	95,031	1,356,733
Radian Group, Inc.	134,596	1,966,448
Reinsurance Group of America, Inc.	6,300	599,697
SEI Investments Co.	14,200	720,224
Sekisui House, Ltd. (Japan)	27,900	493,433
Seven Bank, Ltd. (Japan)	109,400	265,254
Singapore Exchange, Ltd. (Singapore)	165,600	1,114,383
Skandinaviska Enskilda Banken AB (Sweden) †	121,587	1,076,275
SLM Corp.	113,800	920,642
Standard Chartered PLC (United Kingdom)	176,172	807,674
State Street Corp.	30,436	1,805,768
Sumitomo Mitsui Financial Group, Inc. (Japan)	91,400	2,543,309
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	20,800	553,479
Sun Hung Kai Properties, Ltd. (Hong Kong)	44,500	570,486
Swiss Life Holding AG (Switzerland)	772	291,679
Swiss Prime Site AG (Switzerland)	2,585	234,621
Synchrony Financial	141,200	3,695,204

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (60.8%)* cont.	Shares	Value
Financials cont.
Toronto-Dominion Bank (Canada)	8,770	$406,046
Tradeweb Markets, Inc. Class A	5,987	347,246
UBS Group AG (Switzerland)	92,910	1,037,216
Unum Group	58,900	991,287
Virtu Financial, Inc. Class A	43,500	1,000,935
Visa, Inc. Class A	42,346	8,467,930
Vonovia SE (Germany)	14,396	989,272
Zurich Insurance Group AG (Switzerland)	1,300	451,991
		192,056,532
Health care (7.9%)
10x Genomics, Inc. Class A †	7,300	910,164
Abbott Laboratories	72,000	7,835,760
AbbVie, Inc.	82,328	7,211,110
ABIOMED, Inc. †	9,400	2,604,364
Advanz Pharma Corp., Ltd. (Canada) †	520	2,618
Alkermes PLC †	38,400	636,288
Amgen, Inc.	28,699	7,294,138
Astellas Pharma, Inc. (Japan)	83,100	1,237,071
AstraZeneca PLC (United Kingdom)	6,609	719,329
AstraZeneca PLC ADR (United Kingdom)	63,972	3,505,666
Baxter International, Inc.	33,333	2,680,640
Becton Dickinson and Co.	927	215,694
Biogen, Inc. †	15,000	4,255,200
BioMerieux (France)	2,348	367,556
Bristol-Myers Squibb Co.	66,769	4,025,503
Cardinal Health, Inc.	55,800	2,619,810
Chugai Pharmaceutical Co., Ltd. (Japan)	10,800	484,640
Cigna Corp.	43,013	7,286,832
Coloplast A/S Class B (Denmark)	779	123,197
DexCom, Inc. †	9,183	3,785,508
DiaSorin SpA (Italy)	4,282	863,087
Edwards Lifesciences Corp. †	81,200	6,481,384
Eli Lilly and Co.	105,512	15,617,887
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	12,628	277,965
Fresenius Medical Care AG & Co., KGaA (Germany)	1,933	163,218
Galapagos NV (Belgium) †	2,557	363,186
GlaxoSmithKline PLC (United Kingdom)	41,272	773,102
Grifols SA (Spain)	1,791	51,616
Hikma Pharmaceuticals PLC (United Kingdom)	17,262	578,167
Hologic, Inc. †	57,000	3,788,790
Humana, Inc.	17,700	7,325,853
IDEXX Laboratories, Inc. †	13,757	5,408,014
Jazz Pharmaceuticals PLC †	15,000	2,138,850
Johnson & Johnson	119,153	17,739,498
Kobayashi Pharmaceutical Co., Ltd. (Japan)	2,500	241,992
Lonza Group AG (Switzerland)	8,412	5,192,561
M3, Inc. (Japan)	8,300	515,363
McKesson Corp.	455	67,763
Medtronic PLC	105,552	10,968,964

Dynamic Asset Allocation Balanced Fund 35

COMMON STOCKS (60.8%)* cont.	Shares	Value
Health care cont.
Merck & Co., Inc.	159,764	$13,252,424
Merck KGaA (Germany)	3,819	557,661
Neurocrine Biosciences, Inc. †	4,100	394,256
Novartis AG (Switzerland)	56,139	4,878,550
Novo Nordisk A/S Class B (Denmark)	35,229	2,447,069
Ono Pharmaceutical Co., Ltd. (Japan)	12,600	395,566
PeptiDream, Inc. (Japan) †	4,800	225,536
Pfizer, Inc.	155,565	5,709,236
Quest Diagnostics, Inc.	3,969	454,411
Regeneron Pharmaceuticals, Inc. †	15,835	8,864,116
Roche Holding AG (Switzerland)	12,121	4,146,925
Sanofi (France)	2,424	243,052
Sarepta Therapeutics, Inc. †	7,900	1,109,397
Sartorius Stedim Biotech (France)	2,107	725,680
Seattle Genetics, Inc. †	15,799	3,091,706
Shionogi & Co., Ltd. (Japan)	18,300	979,069
Smith & Nephew PLC (United Kingdom)	30,402	592,425
Sonic Healthcare, Ltd. (Australia)	10,073	239,641
Suzuken Co., Ltd. (Japan)	11,500	438,318
Thermo Fisher Scientific, Inc.	5,600	2,472,512
UnitedHealth Group, Inc.	23,137	7,213,422
Vertex Pharmaceuticals, Inc. †	25,999	7,074,848
Zimmer Biomet Holdings, Inc.	21,700	2,954,238
Zoetis, Inc.	5,331	881,587
		205,699,993
Semiconductor (0.2%)
ASML Holding NV (Netherlands)	2,008	740,419
Lasertec Corp. (Japan)	6,500	537,573
Maxim Integrated Products, Inc.	3,495	236,297
Renesas Electronics Corp. (Japan) †	127,700	935,312
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	81,000	1,216,505
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	22,102	1,791,809
Tokyo Electron, Ltd. (Japan)	3,200	837,534
		6,295,449
Software (5.8%)
Activision Blizzard, Inc.	134,479	10,886,075
Adobe, Inc. †	49,954	24,498,940
Amdocs, Ltd.	24,200	1,389,322
Cadence Design Systems, Inc. †	43,231	4,609,722
Electronic Arts, Inc. †	7,006	913,652
Everbridge, Inc. † S	12,748	1,602,806
F5 Networks, Inc. †	2,214	271,813
Intuit, Inc.	42,217	13,771,608
Microsoft Corp.	324,568	68,266,388
Nexon Co., Ltd. (Japan)	30,100	747,528
NortonLifeLock, Inc.	42,714	890,160
Okta, Inc. †	24,400	5,217,940
Oracle Corp.	51,912	3,099,146
Oracle Corp. (Japan)	2,800	303,569

36 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (60.8%)* cont.	Shares	Value
Software cont.
SAP AG (Germany)	511	$79,575
Sea, Ltd. ADR (Thailand) †	4,754	732,306
Snowflake, Inc. Class A † S	3,865	970,115
Take-Two Interactive Software, Inc. †	21,900	3,618,318
Ubisoft Entertainment SA (France) †	11,098	1,002,918
Veeva Systems, Inc. Class A †	27,200	7,648,368
		150,520,269
Technology (—%)
CACI International, Inc. Class A †	3,900	831,324
SoftBank Group Corp. (Japan)	3,900	240,814
		1,072,138
Technology services (4.5%)
21Vianet Group, Inc. ADR (China) †	20,528	475,428
Accenture PLC Class A	4,969	1,122,944
Alibaba Group Holding, Ltd. (China) †	57,928	2,142,101
Alibaba Group Holding, Ltd. ADR (China) †	5,241	1,540,749
Alphabet, Inc. Class A †	23,337	34,202,707
Alphabet, Inc. Class C †	8,566	12,588,594
Baidu, Inc. ADR (China) †	6,008	760,553
Capgemini SE (France)	3,425	438,659
Cognizant Technology Solutions Corp. Class A	7,053	489,619
CompuGroup Medical SE & Co. KgaA (Germany)	11,245	1,040,762
DocuSign, Inc. †	51,881	11,166,866
DXC Technology Co.	4,894	87,358
eBay, Inc.	222,000	11,566,200
Facebook, Inc. Class A †	46,570	12,196,683
Fair Isaac Corp. †	5,500	2,339,590
Fidelity National Information Services, Inc.	61,021	8,982,902
Fiserv, Inc. †	2,367	243,919
FUJIFILM Holdings Corp. (Japan)	6,100	300,581
GMO internet, Inc. (Japan)	18,200	475,762
GoDaddy, Inc. Class A †	51,100	3,882,067
IBM Corp.	6,200	754,354
Itochu Techno-Solutions Corp. (Japan)	19,900	757,348
Kakaku.com, Inc. (Japan)	10,600	280,233
Leidos Holdings, Inc.	32,500	2,897,375
NEC Corp. (Japan)	5,900	345,362
Nomura Research Institute, Ltd. (Japan)	24,100	708,301
Palo Alto Networks, Inc. †	2,200	538,450
Salesforce.com, Inc. †	24,672	6,200,567
Tyler Technologies, Inc. †	316	110,145
		118,636,179
Transportation (1.1%)
Aena SME SA (Spain) †	4,034	561,902
Aurizon Holdings, Ltd. (Australia)	191,530	584,448
CH Robinson Worldwide, Inc. S	4,881	498,789
Delta Air Lines, Inc.	43,000	1,314,940
Deutsche Post AG (Germany)	46,310	2,111,789
Expeditors International of Washington, Inc.	30,891	2,796,253

Dynamic Asset Allocation Balanced Fund 37

COMMON STOCKS (60.8%)* cont.	Shares	Value
Transportation cont.
FedEx Corp.	10,302	$2,591,159
Hankyu Hanshin Holdings, Inc. (Japan)	9,200	295,961
Japan Airlines Co., Ltd. (Japan)	19,100	358,553
Kyushu Railway Co. (Japan)	2,000	42,725
MTR Corp. (Hong Kong)	43,500	215,880
Norfolk Southern Corp.	1,531	327,619
Odakyu Electric Railway Co., Ltd. (Japan)	15,500	389,972
Old Dominion Freight Line, Inc.	24,300	4,396,356
Southwest Airlines Co.	78,587	2,947,013
Union Pacific Corp.	43,070	8,479,190
West Japan Railway Co. (Japan)	9,400	464,604
Yangzijiang Shipbuilding Holdings, Ltd. (China)	499,300	364,077
		28,741,230
Utilities and power (1.9%)
AES Corp. (The)	33,800	612,118
AGL Energy, Ltd. (Australia)	68,047	665,013
Ameren Corp.	27,880	2,204,750
American Electric Power Co., Inc.	114,643	9,369,772
Chubu Electric Power Co., Inc. (Japan)	19,800	240,833
Chugoku Electric Power Co., Inc. (The) (Japan)	16,700	209,084
CLP Holdings, Ltd. (Hong Kong)	49,500	461,403
Consolidated Edison, Inc.	4,831	375,852
E.ON SE (Germany)	76,937	850,052
Enel SpA (Italy)	131,400	1,140,966
Energias de Portugal (EDP) SA (Portugal)	223,588	1,098,949
Eni SpA (Italy)	68,741	537,750
Entergy Corp.	19,700	1,941,041
Exelon Corp.	221,318	7,914,332
HK Electric Investments & HK Electric Investments, Ltd. (Units)
(Hong Kong)	90,000	92,953
IDACORP, Inc.	5,200	415,480
Kinder Morgan, Inc.	235,904	2,908,696
National Grid PLC (United Kingdom)	9,233	106,288
NRG Energy, Inc.	181,738	5,586,626
Pinnacle West Capital Corp.	19,892	1,482,949
Public Service Enterprise Group, Inc.	48,200	2,646,662
Snam SpA (Italy)	120,478	619,473
Southern Co. (The)	116,200	6,300,364
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	14,454
Vistra Energy Corp.	97,100	1,831,253
		49,627,113
Total common stocks (cost $1,247,190,587)		$1,593,047,774

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (19.1%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.7%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$1,608,487	$1,790,715
5.00%, 5/20/49	47,441	53,347
4.70%, with due dates from 5/20/67 to 8/20/67	200,520	232,862

38 Dynamic Asset Allocation Balanced Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (19.1%)* cont.	amount	Value
U.S. Government Guaranteed Mortgage Obligations cont.
Government National Mortgage Association Pass-Through Certificates
4.616%, 6/20/67	$92,989	$107,396
4.511%, 3/20/67	103,480	119,052
4.50%, with due dates from 5/15/47 to 5/20/49	1,585,736	1,773,076
4.00%, TBA, 10/1/50	1,000,000	1,062,656
3.50%, TBA, 10/1/50	88,000,000	92,675,000
		97,814,104
U.S. Government Agency Mortgage Obligations (15.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	326,202	359,383
3.00%, with due dates from 2/1/47 to 1/1/48	27,445,324	28,734,491
Federal National Mortgage Association Pass-Through Certificates
4.50%, 5/1/49	28,563	31,651
4.00%, 1/1/57	1,319,476	1,479,258
4.00%, with due dates from 6/1/48 to 4/1/49	28,695,633	30,576,579
3.50%, 6/1/56	1,978,309	2,210,292
3.00%, 12/1/49 ##	408,614	427,857
3.00%, with due dates from 4/1/46 to 12/1/48	29,851,288	31,422,810
2.50%, 9/1/50 ##	7,939,307	8,375,481
2.50%, with due dates from 7/1/50 to 8/1/50	12,848,346	13,489,974
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/50	11,000,000	12,291,641
4.50%, TBA, 10/1/50	1,000,000	1,081,641
4.00%, TBA, 11/1/50	1,000,000	1,067,734
4.00%, TBA, 10/1/50	6,000,000	6,398,437
3.50%, TBA, 11/1/50	14,000,000	14,774,922
3.50%, TBA, 10/1/50	39,000,000	41,114,533
2.50%, TBA, 11/1/50	49,000,000	51,323,673
2.50%, TBA, 10/1/50	75,000,000	78,685,545
2.50%, TBA, 10/1/35	28,000,000	29,242,500
2.00%, TBA, 11/1/50	27,000,000	27,862,734
2.00%, TBA, 10/1/50	18,000,000	18,613,125
1.50%, TBA, 10/1/50	2,000,000	2,012,656
		401,576,917
Total U.S. government and agency mortgage obligations (cost $494,174,184)		$499,391,021

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U.S. Treasury Bonds 7.875%, 2/15/21 [i]	$374,000	$388,618
U.S. Treasury Inflation Index Notes
0.125%, 7/15/22 [i]	139,665	143,417
0.125%, 4/15/21 [i]	110,378	110,919
U.S. Treasury Notes
2.375%, 2/29/24 [i]	484,000	521,157
2.125%, 8/15/21 [i]	134,000	136,696
1.50%, 2/15/30 [i]	38,000	41,089
1.50%, 10/31/24 [i]	212,000	224,383
Total U.S. treasury obligations (cost $1,566,279)		$1,566,279

Dynamic Asset Allocation Balanced Fund 39

	Principal
CORPORATE BONDS AND NOTES (17.1%)*	amount	Value
Basic materials (0.8%)
Allegheny Technologies, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	$25,000	$24,024
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	255,000	261,375
ArcelorMittal SA sr. unsec. unsub. notes 7.25%, 10/15/39 (France)	240,000	302,100
Atotech Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23
(Netherlands) ‡‡	205,000	205,513
Atotech Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty
sr. unsec. notes 6.25%, 2/1/25 (Netherlands)	200,000	201,500
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	185,000	188,469
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	80,000	82,400
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	185,000	181,300
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes
6.625%, 1/31/29	240,000	242,676
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	300,000	308,250
Boise Cascade Co. 144A company guaranty sr. unsec. notes
4.875%, 7/1/30	180,000	193,500
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	197,000	211,036
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	215,000	202,369
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	535,000	575,831
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	265,000	285,936
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	305,000	311,649
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	255,000	296,520
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	974,000	1,130,237
Clearwater Paper Corp. 144A company guaranty sr. unsec. notes
4.75%, 8/15/28	110,000	110,550
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	360,000	388,800
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	95,000	97,613
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (France)	250,000	256,250
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	638,000	699,095
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	460,000	454,991
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds
4.625%, 8/1/30 (Indonesia)	120,000	126,174
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
4.375%, 8/1/28 (Indonesia)	120,000	124,075
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	115,000	127,510
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	505,000	515,100
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	856,000	898,858

40 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Basic materials cont.
Glencore Funding, LLC 144A company guaranty sr. unsec. notes
1.625%, 9/1/25	$364,000	$360,695
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	474,000	522,183
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	622,000	682,701
Graphic Packaging International, LLC 144A company guaranty sr.
unsec. notes 3.50%, 3/1/29	155,000	155,969
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	290,000	300,434
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	220,000	223,850
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/1/29 (Canada)	60,000	59,400
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging Ltd
Co-Issuer, LL 144A sr. notes 6.00%, 9/15/28 (Canada)	155,000	157,178
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	665,000	780,438
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	135,000	138,729
Mauser Packaging Solutions Holding Co. 144A sr. notes
8.50%, 4/15/24	75,000	77,625
Mauser Packaging Solutions Holding Co. 144A sr. notes
5.50%, 4/15/24	60,000	60,212
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	35,000	35,438
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	125,000	125,313
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	75,000	72,000
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	430,000	441,825
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	160,000	157,155
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	150,000	190,221
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	727,000	844,270
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	180,000	196,940
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	557,000	662,464
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds
3.468%, 12/1/50	232,000	234,245
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds 2.30%, 11/1/30	408,000	411,434
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	300,000	331,910
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	285,000	293,194
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	570,000	640,119
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	14,000	14,492
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	210,000	255,938
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	255,000	280,807
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	255,000	276,472
TMS International Holding Corp. 144A sr. unsec. notes
7.25%, 8/15/25	200,000	186,750

Dynamic Asset Allocation Balanced Fund 41

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Basic materials cont.
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	$155,000	$160,038
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	70,000	68,950
Tronox, Inc. 144A company guaranty sr. notes 6.50%, 5/1/25	35,000	36,488
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	138,000	142,313
U.S. Concrete, Inc. 144A company guaranty sr. unsec. notes
5.125%, 3/1/29	95,000	95,238
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27	365,000	374,581
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	210,000	223,125
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
4.875%, 6/15/27	165,000	170,396
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	690,000	972,273
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	245,000	347,763
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	324,000	472,367
		21,237,634
Capital goods (0.8%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	350,000	360,063
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 6.875%, 7/1/28	190,000	184,300
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	170,000	180,849
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	170,000	175,525
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27
(Luxembourg) ‡‡	400,000	397,920
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	245,000	248,369
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 8/15/27 (Ireland)	245,000	249,655
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	94,000	95,419
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	115,000	120,750
Berry Global, Inc. 144A notes 4.50%, 2/15/26	65,000	65,650
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	35,000	35,452
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	330,000	250,285
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	60,000	46,050
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	160,000	168,400
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	90,000	97,638
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	160,000	166,000
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	130,000	134,875
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	150,000	177,938
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	510,000	527,372
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	245,000	253,783

42 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Capital goods cont.
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	$235,000	$242,661
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	144,000	156,240
GFL Environmental, Inc. 144A sr. unsec. notes 7.00%,
6/1/26 (Canada)	399,000	420,446
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	360,000	369,169
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	315,000	396,370
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡	300,000	310,500
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	659,092
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	672,000	841,871
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	894,000	1,027,202
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	505,000	601,968
MasTec, Inc. 144A company guaranty sr. unsec. notes
4.50%, 8/15/28	240,000	242,400
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,165,000	1,308,965
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	627,000	716,272
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	116,000	122,859
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	320,000	343,914
Owens-Brockway Glass Container, Inc. 144A company guaranty sr.
unsec. notes 6.625%, 5/13/27	95,000	102,897
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	100,000	104,855
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	255,000	263,288
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	350,000	322,000
Raytheon Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	1,015,000	1,201,887
Raytheon Technologies Corp. 144A sr. unsec. unsub. bonds
4.875%, 10/15/40	135,000	172,728
Raytheon Technologies Corp. 144A sr. unsec. unsub. notes
2.50%, 12/15/22	1,245,000	1,291,299
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	260,000	263,575
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	535,000	494,426
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	340,000	363,800
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	200,000	207,560
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	30,000	29,850
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	35,000	34,891
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	180,000	180,707
TransDigm, Inc. company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	310,000	297,926

Dynamic Asset Allocation Balanced Fund 43

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	$127,000	$126,683
TransDigm, Inc. 144A company guaranty sr. notes 8.00%, 12/15/25	50,000	54,375
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	545,000	569,141
Vertical Holdco GmbH 144A company guaranty sr. unsec. notes
7.625%, 7/15/28 (Germany)	200,000	211,375
Vertical US Newco, Inc. 144A company guaranty sr. notes
5.25%, 7/15/27	335,000	348,154
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	585,000	666,055
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	455,000	460,455
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.25%, 6/15/28	240,000	262,962
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.125%, 6/15/25	120,000	130,716
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22 (Germany)	156,000	159,510
		20,017,337
Communication services (1.9%)
Altice France Holding SA 144A company guaranty sr. sub. notes
10.50%, 5/15/27 (Luxembourg)	255,000	283,369
Altice France Holding SA 144A company guaranty sr. unsec. notes
6.00%, 2/15/28 (Luxembourg)	375,000	357,671
Altice France SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	230,000	241,017
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)	200,000	202,000
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,296,000	1,415,173
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	445,000	481,052
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	990,000	1,067,948
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	320,000	379,306
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	2,535,000	2,934,759
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	2,073,000	2,338,836
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	594,000	649,033
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	1,125,000	1,321,612
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	335,000	347,981
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	930,000	1,007,888
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 5/1/32	165,000	172,219
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	115,000	120,755
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	215,000	223,600
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
notes 3.75%, 2/15/28	460,000	508,578
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	1,299,000	1,742,287

44 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 4.80%, 3/1/50	$730,000	$830,108
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	126,000	149,607
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	334,000	410,191
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	329,000	399,215
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	1,144,000	1,361,018
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	540,000	579,315
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	110,000	166,847
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	945,000	1,046,128
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	405,000	452,279
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	593,000	669,888
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	182,000	184,466
Cox Communications, Inc. 144A company guaranty sr. unsec.
bonds 2.95%, 10/1/50	872,000	839,117
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	435,000	487,200
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	530,000	601,289
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	697,000	779,926
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	670,000	747,607
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	470,000	504,075
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	338,000	354,478
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	200,000	212,500
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	415,000	457,973
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	675,873
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	715,000	733,233
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	180,000	196,133
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	634,000	698,720
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	1,835,000	1,979,102
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22
(In default) †	415,000	173,263
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	110,000	110,880
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Luxembourg)	10,000	10,150
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25
(Luxembourg) (In default) †	495,000	324,225
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	250,000	256,875

Dynamic Asset Allocation Balanced Fund 45

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Communication services cont.
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.25%, 7/1/28	$165,000	$167,528
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 3.625%, 1/15/29	120,000	118,500
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	53,000	56,843
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	510,000	618,187
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	532,000	665,000
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	255,000	308,138
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	878,000	1,008,603
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	385,000	402,806
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	262,500	265,440
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	50,000	50,130
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	25,000	26,685
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	77,251
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	245,000	262,086
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	95,000	97,888
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30	624,000	708,003
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27	1,498,000	1,680,966
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	556,240
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,835,000	2,115,344
Verizon Communications, Inc. sr. unsec. unsub. bonds
5.25%, 3/16/37	720,000	997,099
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	815,000	1,009,234
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	4,007,000	4,858,482
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	340,000	354,450
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	765,000	804,780
Zayo Group Holdings, Inc. 144A sr. notes 4.00%, 3/1/27	45,000	44,290
Zayo Group Holdings, Inc. 144A sr. unsec. notes 6.125%, 3/1/28	105,000	108,381
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	150,000	157,125
		49,706,244

46 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Consumer cyclicals (2.0%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	$540,000	$604,125
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	328,000	353,695
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,555,000	1,773,033
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	1,122,000	1,169,754
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	255,000	260,241
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	65,000	67,438
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28	120,000	121,950
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	536,000	617,475
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	225,000	230,855
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	1,132,000	1,139,632
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	105,000	108,281
Boyd Gaming Corp. company guaranty sr. unsec. notes
4.75%, 12/1/27	120,000	117,750
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	75,000	78,089
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	110,000	120,591
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	110,000	110,927
Carnival Corp. 144A sr. notes 11.50%, 4/1/23	105,000	117,668
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	330,000	345,675
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	99,000	88,110
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	53,000	45,249
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	50,000	53,000
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	160,000	153,640
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 9.25%, 2/15/24	136,000	131,838
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	370,000	307,100
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26	75,000	78,563
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	360,000	349,200
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	300,000	212,250
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	485,000	252,503
Discovery Communications, LLC company guaranty sr. unsec.
unsub. notes 3.625%, 5/15/30	276,000	306,661
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	510,000	541,184
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,680,000	1,879,964

Dynamic Asset Allocation Balanced Fund 47

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Consumer cyclicals cont.
eG Global Finance PLC 144A company guaranty sr. notes 6.75%,
2/7/25 (United Kingdom)	$250,000	$255,938
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	195,000	169,650
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	275,000	233,750
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	315,000	361,151
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	235,464
Fox Corp. sr. unsec. notes Ser. WI, 4.03%, 1/25/24	360,000	396,335
Gap, Inc. (The) 144A sr. notes 8.625%, 5/15/25	90,000	98,550
Gap, Inc. (The) 144A sr. notes 8.375%, 5/15/23	160,000	176,800
Gartner, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 10/1/30	95,000	96,069
Gartner, Inc. 144A company guaranty sr. unsec. notes
4.50%, 7/1/28	50,000	52,563
General Motors Co. sr. unsec. notes 6.125%, 10/1/25	175,000	203,290
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,495,000	1,601,976
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	288,000	313,312
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	158,000	168,822
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	621,000	664,476
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	1,120,000	1,213,477
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	410,000	443,825
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)	242,000	254,100
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 5/15/25	95,000	100,225
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	150,000	155,969
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	1,070,000	1,087,040
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	795,000	825,402
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	310,000	314,991
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	763,000	820,875
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	202,066	210,507
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	467,807	460,790
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	318,000	377,625
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	2,178,000	2,461,140
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	55,000	61,463
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	2,109,000	2,499,774
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	105,000	109,331

48 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Consumer cyclicals cont.
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	$350,000	$356,563
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	115,000	117,191
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	125,000	125,625
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	95,000	101,056
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%,
perpetual maturity	125,000	122,500
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity	255,000	267,750
L Brands, Inc. 144A company guaranty sr. notes 6.875%, 7/1/25	60,000	64,800
L Brands, Inc. 144A company guaranty sr. unsec. notes
9.375%, 7/1/25	50,000	57,375
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds
6.625%, 10/1/30	110,000	111,925
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	55,000	61,188
Levi Strauss & Co. sr. unsec. unsub. notes 5.00%, 5/1/25	100,000	102,313
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	205,000	200,900
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	225,000	222,750
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	95,000	91,913
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	145,000	139,925
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	120,000	129,509
Macy’s, Inc. 144A company guaranty sr. unsec. notes
8.375%, 6/15/25	60,000	62,036
Marriott International, Inc. sr. unsec. bonds 4.625%, 6/15/30	320,000	342,703
Marriott International, Inc. sr. unsec. notes Ser. EE, 5.75%, 5/1/25	245,000	273,425
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	90,000	95,979
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	330,000	339,075
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	250,000	253,150
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	340,000	365,925
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	335,000	278,888
Meredith Corp. 144A company guaranty sr. unsec. notes
6.50%, 7/1/25	225,000	231,188
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	435,000	402,293
Navistar International Corp. 144A company guaranty sr. notes
9.50%, 5/1/25	95,000	107,043
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	260,000	265,850
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28	120,000	122,226
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	325,000	341,374
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	355,000	361,656

Dynamic Asset Allocation Balanced Fund 49

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. notes 5.625%, 10/1/28	$170,000	$175,831
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	277,000	277,693
Nordstrom, Inc. 144A sr. notes 8.75%, 5/15/25	200,000	219,171
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	1,154,000	1,301,119
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	87,000	88,305
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
company guaranty sr. unsec. notes 6.25%, 6/15/25	150,000	154,500
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	70,000	67,200
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	170,000	176,341
Penske Automotive Group, Inc. company guaranty sr. unsec. notes
3.50%, 9/1/25	50,000	49,796
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	127,000	127,000
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	110,000	111,706
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	355,000	368,206
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
company guaranty sr. notes 3.375%, 8/31/27	120,000	115,109
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	230,000	232,875
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	325,000	446,469
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	400,000	456,000
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	156,000	163,036
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	325,000	347,750
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec.
notes 9.125%, 6/15/23	45,000	47,700
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	105,000	114,319
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	200,000	196,770
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	640,000	715,996
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	290,000	319,165
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	375,000	380,625
Scientific Games International, Inc. 144A sr. unsec. notes
7.00%, 5/15/28	110,000	110,269
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	345,000	365,484
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	235,000	217,963
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	105,000	112,613
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,470,000	1,534,313

50 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Consumer cyclicals cont.
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	$220,000	$207,900
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes
7.00%, 7/1/25	240,000	255,300
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	70,000	71,925
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	115,000	119,313
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	195,000	192,464
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,245,000	1,294,800
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	20,750
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	230,000	211,600
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	205,000	199,875
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes
8.875%, 12/15/27	350,000	352,625
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	110,000	100,788
TRI Pointe Group, Inc. sr. unsec. notes 5.70%, 6/15/28	120,000	131,400
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	130,000	140,400
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	165,000	168,619
Univision Communications, Inc. 144A company guaranty sr. notes
9.50%, 5/1/25	135,000	144,450
Univision Communications, Inc. 144A company guaranty sr. notes
6.625%, 6/1/27	240,000	234,300
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	260,000	246,350
Valvoline, Inc. company guaranty sr. unsec. notes 4.375%, 8/15/25	75,000	77,156
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30	150,000	153,000
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	1,225,000	1,416,885
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	376,000	405,485
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	152,000	170,684
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	6,000	6,866
Walt Disney Co. (The) company guaranty sr. unsec. bonds
7.75%, 12/1/45	382,000	658,380
Walt Disney Co. (The) company guaranty sr. unsec. notes
7.75%, 1/20/24	350,000	425,789
Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec. notes
4.875%, 9/15/28	50,000	50,500
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	310,000	296,050
WMG Acquisition Corp. 144A company guaranty sr. bonds
3.00%, 2/15/31	50,000	48,613
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	72,625

Dynamic Asset Allocation Balanced Fund 51

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Consumer cyclicals cont.
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	$155,000	$155,388
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
notes 6.375%, 5/15/25	145,000	152,975
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	80,000	81,400
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	295,000	274,350
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	295,000	280,988
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. notes 7.75%, 4/15/25	70,000	74,136
		52,164,668
Consumer staples (0.8%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%,
10/15/30 (Canada) ##	110,000	110,848
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	153,000	156,443
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	170,000	173,366
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	210,000	213,938
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	70,000	72,975
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	310,000	317,189
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertsons, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	200,000	219,408
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	1,043,000	1,169,207
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	525,000	705,802
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	629,000	767,643
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	156,000	176,518
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	280,000	287,994
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	130,000	132,302
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	255,000	267,750
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,200,000	1,248,000
Avient Corp. 144A sr. unsec. notes 5.75%, 5/15/25	75,000	79,500
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	320,000	302,400
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	29,084	32,990
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	20,000	21,850
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	130,000	139,776
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	550,000	651,409

52 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Consumer staples cont.
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	$485,000	$700,966
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	462,000	588,427
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	380,000	340,100
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	115,000	119,666
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	195,000	153,806
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	400,000	334,000
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	120,000	127,950
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	170,000	174,250
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	749,000	899,452
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	670,000	771,803
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.057%, 5/25/23	243,000	264,146
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	190,000	197,410
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	140,000	146,902
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
5.00%, 7/15/35	315,000	362,721
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
3.00%, 6/1/26	345,000	354,495
Kraft Heinz Co. (The) 144A company guaranty sr. unsec. notes
3.875%, 5/15/27	191,000	202,309
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 5/15/28	170,000	183,600
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	1,285,000	1,339,613
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	62,550
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	50,000	50,578
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	241,000	254,255
Match Group, Inc. 144A sr. unsec. unsub. notes 4.625%, 6/1/28	120,000	123,600
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	785,000	810,100
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. unsub. notes 2.00%, 10/28/21 (Netherlands)	200,000	203,142
Mondelez International, Inc. sr. unsec. sub. notes 2.125%, 4/13/23	134,000	139,065
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes
0.375%, 1/15/24	1,845,000	1,837,712
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	115,000	141,450
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	205,000	229,088
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	390,000	465,350
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	125,000	147,331
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	70,000	79,800
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	135,000	145,631

Dynamic Asset Allocation Balanced Fund 53

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Consumer staples cont.
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	$215,000	$228,975
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26	189,000	188,764
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes
7.50%, 7/1/25	134,000	131,990
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes
7.00%, 7/15/25	215,000	224,138
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	120,000	120,000
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	115,000	124,200
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25	50,000	55,453
		20,272,096
Energy (1.3%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	60,000	62,533
Aker BP ASA 144A sr. unsec. notes 3.75%, 1/15/30 (Norway)	240,000	233,100
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	205,000	194,750
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	240,000	195,600
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	125,000	111,953
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	70,000	66,150
Apache Corp. sr. unsec. unsub. notes 4.625%, 11/15/25	50,000	47,656
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	145,000	132,675
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	208,000	204,880
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	110,000	62,150
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	695,000	767,282
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	77,000	89,658
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	875,000	971,394
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	190,000	190,144
ChampionX corp. company guaranty sr. unsec. notes
6.375%, 5/1/26	310,000	296,109
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	225,000	256,463
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	1,041,000	1,158,780
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	622,000	628,329
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	100,000	102,870
Comstock Resources, Inc. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	135,000	138,402
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	160,000	150,400
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	1,019,000	1,100,709
Continental Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/28	110,000	95,288
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	93,000	92,070

54 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Energy cont.
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	$320,000	$304,960
DCP Midstream Operating LP company guaranty sr. unsec. notes
5.625%, 7/15/27	165,000	167,888
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	305,000	289,750
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	170,000	219,513
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	154,650
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	95,000	96,109
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	390,000	391,285
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	65,000	67,492
Diamondback Energy, Inc. sr. unsec. notes 4.75%, 5/31/25	125,000	134,842
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	465,000	467,325
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 6.625%, 7/15/25	240,000	246,600
Energy Transfer Operating LP company guaranty sr. unsec. bonds
3.75%, 5/15/30	1,410,000	1,365,596
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	606,000	667,198
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	269,000	270,453
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,645,000	1,118,107
Energy Transfer Operating LP sr. unsec. unsub. bonds
6.125%, 12/15/45	148,000	148,561
Energy Transfer Operating LP sr. unsec. unsub. notes
5.20%, 2/1/22	480,000	496,800
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	105,000	120,248
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	915,000	953,514
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	235,000	316,964
Equinor ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	850,000	852,159
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	3,130,000	3,150,692
Global Partners LP/GLP Finance Corp. 144A company guaranty sr.
unsec. notes 6.875%, 1/15/29	35,000	35,350
Hess Midstream Operations LP 144A company guaranty sr. unsec.
notes 5.125%, 6/15/28	215,000	214,596
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	505,000	514,459
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	115,000	112,125
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	185,000	180,057
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	170,000	207,250
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	208,000	204,031
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	110,000	37,400

Dynamic Asset Allocation Balanced Fund 55

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Energy cont.
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.50%, 1/15/28	$90,000	$43,313
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.25%, 1/15/26	115,000	56,638
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	190,000	189,918
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	55,000	53,213
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	40,000	37,565
Noble Energy, Inc. sr. unsec. bonds 6.00%, 3/1/41	115,000	159,538
Noble Energy, Inc. sr. unsec. sub. notes 3.90%, 11/15/24	175,000	191,478
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23 (In default) †	195,000	45,338
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22 (In default) †	112,000	26,040
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	155,000	142,988
Occidental Petroleum Corp. sr. unsec. notes 2.90%, 8/15/24	85,000	72,117
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	235,000	200,338
Occidental Petroleum Corp. sr. unsec. sub. notes 5.875%, 9/1/25	155,000	142,051
Occidental Petroleum Corp. sr. unsec. sub. notes 4.85%, 3/15/21	195,000	193,050
Occidental Petroleum Corp. sr. unsec. unsub. notes 3.50%, 6/15/25	120,000	99,600
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	214,172
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	634,000	750,878
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,177,000	2,416,470
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	384,000	404,160
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	136,000	150,450
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	70,000	76,440
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	3,000	90
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	575,000	17,250
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
7.69%, 1/23/50 (Mexico)	335,000	280,395
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
6.84%, 1/23/30 (Mexico)	1,635,000	1,459,238
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	330,000	211,200
Rattler Midstream LP 144A company guaranty sr. unsec. notes
5.625%, 7/15/25	170,000	171,275
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	60,266
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	420,000	456,080
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	175,534
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	376,000	424,103
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	1,240,000	1,372,845
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	100,000	44,419

56 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Energy cont.
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	$135,000	$71,550
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	195,000	86,775
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	124,000	96,100
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	65,000	61,750
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	425,000	467,801
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7.50%, 10/1/25	60,000	60,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	310,000	280,550
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	70,000	74,879
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	110,000	114,675
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	620,000	604,500
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A sr. unsec. bonds 5.50%, 3/1/30	70,000	70,074
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	574,000	584,093
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	640,000	641,120
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	85,800	76,362
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	175,000	140,259
Transocean, Inc. 144A company guaranty sr. unsec. notes
11.50%, 1/30/27	41,000	16,810
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	230,000	227,988
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	114,036
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	70,000	68,950
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	155,000	175,150
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	135,000	139,725
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	90,000	88,482
WPX Energy, Inc. sr. unsec. sub. notes 5.875%, 6/15/28	180,000	188,100
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	205,000	208,075
		35,851,573
Financials (5.0%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	215,000	213,925
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	750,000	775,153
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	1,736,000	1,646,717
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	150,000	157,368
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	272,000	372,402
American Express Co. sr. unsec. notes 2.65%, 12/2/22	915,000	958,553
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	359,000	513,478

Dynamic Asset Allocation Balanced Fund 57

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Financials cont.
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	$1,735,000	$1,789,115
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	900,000	916,596
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	228,808
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	600,000	679,785
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	600,000	678,720
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	478,000	521,618
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	60,000	66,690
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	720,000	756,976
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	1,196,000	1,218,423
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,720,000	3,009,090
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month +
0.76%), 1.01%, 9/15/26	125,000	123,896
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	2,426,334
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	1,163,000	1,180,454
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	100,000	111,459
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	935,000	965,535
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	210,000	216,847
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	1,070,000	1,070,194
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	190,000	244,411
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	1,454,000	1,470,821
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	330,000	333,458
Blackstone Holdings Finance Co., LLC 144A company guaranty sr.
unsec. unsub. bonds 1.60%, 3/30/31	270,000	266,849
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	310,000	346,417
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,032,000	1,141,513
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	427,983
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	531,000	572,960
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	172,000	190,925
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	60,000	68,800
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	296,000	346,549
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	63,000	65,363
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,543,000	1,632,494
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	68,000	70,040
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	3,206,000	3,591,814
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	1,205,000	1,206,925
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	721,000	816,095

58 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Financials cont.
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	$875,000	$919,615
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	588,000	604,022
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	445,000	558,466
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	520,000	602,989
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	400,000	458,539
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	242,476
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	195,000	223,658
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,285,000	1,458,399
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,690,000	1,693,440
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	560,000	611,800
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	970,000	1,004,464
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	631,000	678,325
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	342,000	381,898
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%,
6/5/26 (Switzerland)	1,375,000	1,416,654
Credit Suisse Group Funding Guernsey, Ltd. company guaranty sr.
unsec. unsub. notes 3.45%, 4/16/21 (United Kingdom)	350,000	355,862
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,620,000	1,668,640
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	912,000	1,085,089
Digital Realty Trust LP company guaranty sr. unsec. notes
4.75%, 10/1/25 R	1,305,000	1,526,574
Diversified Healthcare Trust company guaranty sr. unsec. notes
9.75%, 6/15/25 R	480,000	533,382
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,635,000	1,692,410
DNB Bank ASA 144A sr. unsec. notes 2.125%, 10/2/20 (Norway)	550,000	550,000
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	181,506
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	205,000	207,050
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	2,055,000	2,251,974
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	245,000	263,918
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	151,000	138,977
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	493,918
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	198,858
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	185,000	184,538
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	195,000	211,735
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	125,000	138,538
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)	235,000	237,938
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,454,000	1,695,673
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
5.75%, 1/24/22	1,105,000	1,180,483

Dynamic Asset Allocation Balanced Fund 59

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Financials cont.
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	$2,755,000	$3,101,603
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 2/7/30	386,000	407,718
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	2,580,000	2,593,235
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	237,050
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	290,000	313,031
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	290,000	300,513
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	745,000	799,973
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	150,000	153,866
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26	215,000	224,138
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.25%, 5/15/27	140,000	145,852
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.75%, 9/15/24	140,000	141,750
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	465,000	519,129
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	1,150,000	1,146,078
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	575,000	571,302
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	110,000	117,728
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	195,000	182,754
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	320,000	309,600
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	250,000	233,280
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	252,000	264,600
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%,
perpetual maturity	1,583,000	1,551,340
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 1.28%, 5/15/47	864,000	672,456
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,934,000	3,565,357
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	3,080,000	3,448,968
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	356,000	381,954
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,725,000	1,840,498
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	340,000	424,587
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	230,000	198,950
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	445,000	494,860
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	470,000	512,614
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	340,000	352,303
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	425,000	592,927
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	467,000	565,435
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	414,033
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	1,050,000	1,084,596
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	130,000	137,068

60 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Financials cont.
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	$1,756,000	$1,799,900
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	575,000	656,153
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	965,000	1,251,710
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	3,065,000	3,473,442
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 5.50%, 7/28/21	629,000	655,326
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN,
3.125%, 1/23/23	3,025,000	3,198,242
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	450,000	464,365
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.50%,
1/12/21 (Australia)	810,000	815,061
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	65,000	69,713
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27	110,000	112,130
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.50%, 8/15/28	195,000	194,756
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29
(United Kingdom)	565,000	657,126
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	405,000	449,006
New York Life Global Funding 144A notes 1.10%, 5/5/23	2,650,000	2,694,649
Nordea Bank ABP 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	815,000	825,193
PennyMac Financial Services, Inc. 144A company guaranty sr.
unsec. notes 5.375%, 10/15/25	190,000	192,375
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	1,295,000	1,319,298
PNC Financial Services Group, Inc. (The) sr. unsec. notes
3.30%, 3/8/22	273,000	283,811
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	254,000	269,972
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	106,000	112,864
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	285,000	275,738
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	94,000	99,758
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	288,000	302,040
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	800,000	831,968
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	39,000	40,485
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	615,000	725,943
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	635,000	693,534
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	241,000	262,683
Service Properties Trust company guaranty sr. unsec. unsub.
notes 7.50%, 9/15/25 R	80,000	85,016
Springleaf Finance Corp. company guaranty sr. unsec. notes
8.875%, 6/1/25	95,000	105,213

Dynamic Asset Allocation Balanced Fund 61

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Financials cont.
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	$105,000	$117,306
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	120,000	133,176
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	170,000	188,645
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29	245,000	254,800
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	255,000	244,163
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%,
9/12/23 (Japan)	1,620,000	1,622,404
Svenska Handelsbanken AB 144A sr. unsec. notes 0.625%,
6/30/23 (Sweden)	290,000	291,000
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	385,000	476,388
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds
5.125%, 8/1/30	50,000	53,250
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	115,000	125,063
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN,
1.90%, 12/1/22 (Canada)	2,160,000	2,229,563
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	1,034,000	1,162,135
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	540,000	560,210
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99	495,000	496,856
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	610,000	627,259
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN,
2.95%, 7/15/22	460,000	480,218
U.S. Bank NA/Cincinnati, OH sr. unsec. notes Ser. BKNT,
3.15%, 4/26/21	2,085,000	2,113,139
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22
(United Kingdom)	1,280,000	1,303,235
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	2,720,000	2,842,400
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	595,000	684,744
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)	1,040,000	1,054,635
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	581,000	636,933
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	235,000	237,938
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	700,000	740,250
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	364,000	390,390
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	550,000	558,595
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	196,000	237,681
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	1,185,000	1,211,475
		131,035,828

62 Dynamic Asset Allocation Balanced Fund

		Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.		amount	Value
Health care (1.7%)
AbbVie, Inc. 144A sr. unsec. notes 3.45%, 3/15/22		$236,000	$244,786
AbbVie, Inc. 144A sr. unsec. notes 3.20%, 11/21/29		3,753,000	4,134,741
AbbVie, Inc. 144A sr. unsec. sub. notes 3.80%, 3/15/25		640,000	709,659
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25		260,000	204,100
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		552,000	718,618
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		794,000	863,206
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		265,000	290,838
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	235,000	272,881
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$155,000	159,069
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		215,000	231,663
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28		105,000	111,300
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.25%, 2/15/29		170,000	174,855
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		310,000	317,363
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24		265,000	274,275
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30		420,000	452,933
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22		975,000	1,032,501
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23		1,690,000	1,797,509
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22		1,070,000	1,127,298
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24		1,748,000	1,892,158
Bristol-Myers Squibb Co. sr. unsec. notes 2.25%, 8/15/21		830,000	844,593
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29		412,000	479,860
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30		115,000	117,323
Centene Corp. sr. unsec. notes 4.625%, 12/15/29		515,000	554,913
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		155,000	156,938
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26		175,000	185,356
Centene Corp. 144A sr. unsec. notes 5.25%, 4/1/25		125,000	129,906
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		150,000	158,063
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23		790,000	772,225
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26		115,000	113,045
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24		195,000	142,350
CHS/Community Health Systems, Inc. 144A sr. notes
6.625%, 2/15/25		250,000	241,875
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.90%, 2/15/22		821,000	858,755
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23		973,000	1,054,413
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38		2,299,000	2,801,073
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23		263,000	281,828
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36		286,868	310,637

Dynamic Asset Allocation Balanced Fund 63

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Health care cont.
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	$355,000	$402,216
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	260,000	300,300
Emergent BioSolutions, Inc. 144A company guaranty sr. unsec.
notes 3.875%, 8/15/28	70,000	70,275
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty notes 9.50%, 7/31/27 (Ireland)	98,000	102,410
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 6/30/28 (Ireland)	150,000	110,250
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	120,000	119,112
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	210,000	245,005
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	576,000	651,485
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	252,000	311,966
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	490,000	541,450
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	115,000	117,171
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	120,000	122,700
Jaguar Holding Co. II/PPD Development LP 144A company
guaranty sr. unsec. notes 5.00%, 6/15/28	75,000	78,281
Jaguar Holding Co. II/PPD Development LP 144A company
guaranty sr. unsec. notes 4.625%, 6/15/25	50,000	51,500
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A
company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	44,000	33,660
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	44,000	47,491
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	865,000	1,040,043
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	277,000	301,012
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	35,000	35,700
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,430,000	1,841,682
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 7.375%, 6/1/25	90,000	91,350
Par Pharmaceutical, Inc. 144A company guaranty sr. notes
7.50%, 4/1/27	36,000	37,710
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	670,000	757,649
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	478,000	483,851
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	1,210,000	1,628,158
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	354,602
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	310,000	328,349
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	190,000	190,238
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	140,000	140,700
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	395,000	439,201
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	55,000	56,772
Tenet Healthcare Corp. 144A company guaranty sr. notes
7.50%, 4/1/25	60,000	64,500
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	475,000	487,920

64 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Health care cont.
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	$645,000	$656,713
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	295,000	308,275
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	485,000	494,700
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	640,000	643,503
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	668,384
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,625,000	1,917,856
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.375%, 11/15/21	682,000	699,993
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	364,000	375,036
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	572,851
Upjohn, Inc. 144A company guaranty sr. unsec. notes
2.30%, 6/22/27	785,000	812,900
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	730,000	866,563
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	655,000	674,670
		44,489,059
Technology (1.8%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	680,000	642,993
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	2,056,000	2,100,287
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	670,000	718,414
Analog Devices, Inc. sr. unsec. unsub. notes 3.90%, 12/15/25	603,000	689,439
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,680,000	2,235,618
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	335,000	369,236
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	565,000	609,652
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	614,000	623,147
Apple, Inc. sr. unsec. notes 0.75%, 5/11/23	1,155,000	1,166,782
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	660,501
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	748,382
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	265,000	280,132
Black Knight InfoServ, LLC 144A company guaranty sr. unsec.
notes 3.625%, 9/1/28	190,000	192,019
Boxer Parent Co., Inc. 144A company guaranty sr. notes
7.125%, 10/2/25	65,000	69,424
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	195,000	206,700
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	774,000	857,519
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,550,000	1,674,713
Broadcom, Inc. company guaranty sr. unsec. bonds
4.15%, 11/15/30	705,000	791,957
BY Crown Parent LLC/BY Bond Finance, Inc. 144A company
guaranty sr. notes 4.25%, 1/31/26	90,000	91,631
Cisco Systems, Inc. sr. unsec. unsub. bonds 5.90%, 2/15/39	440,000	657,398
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	660,000	726,534
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	854,000	860,673
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	105,000	109,463
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	65,000	66,792
Dell International, LLC/EMC Corp. 144A company guaranty sr.
notes 5.85%, 7/15/25	75,000	87,389

Dynamic Asset Allocation Balanced Fund 65

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Technology cont.
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	$1,562,000	$1,834,068
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	170,000	176,832
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	178,000	235,176
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	66,000	70,887
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	1,093,000	1,286,276
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	148,000	164,176
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	457,000	547,572
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	455,000	518,661
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	1,115,000	1,324,189
Google, LLC sr. unsec. notes 3.375%, 2/25/24	720,000	791,297
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	850,000	873,273
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	1,204,000	1,295,758
Microchip Technology, Inc. 144A company guaranty sr. unsec.
notes 4.25%, 9/1/25	245,000	254,202
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	85,000	88,895
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	2,165,000	2,364,939
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	1,818,000	2,282,860
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	472,000	485,091
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	2,030,000	2,051,920
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	1,325,000	1,366,505
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,705,000	2,021,317
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	299,868
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	1,255,000	1,370,223
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	1,891,000	1,971,634
Oracle Corp. sr. unsec. unsub. notes 1.90%, 9/15/21	870,000	882,397
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	585,000	520,650
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	175,000	185,598
Qorvo, Inc. 144A company guaranty sr. unsec. bonds
3.375%, 4/1/31	120,000	121,950
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	2,241,000	2,645,879
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	720,000	703,348
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	125,000	130,625
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	155,000	164,300
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A
company guaranty sr. notes 5.75%, 6/1/25	95,000	99,513
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	680,000	694,015
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	370,000	377,400

66 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Technology cont.
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	$270,000	$301,575
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	130,000	140,807
		47,880,471
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	480,000	576,009
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A company guaranty sr.
notes 4.75%, 10/20/28	360,000	373,780
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	77,000	79,912
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	254,000	277,972
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	450,000	490,193
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec. notes
6.50%, 6/15/27	530,000	542,256
		2,340,122
Utilities and power (0.9%)
AES Corp. (The) sr. unsec. unsub. notes 5.50%, 4/15/25	736,000	756,240
AES Corp. (The) sr. unsec. unsub. notes 5.125%, 9/1/27	105,000	111,836
AES Corp. (The) 144A sr. unsec. notes 3.30%, 7/15/25	75,000	79,902
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	1,130,000	1,334,220
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	110,000	101,898
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	55,908
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	90,000	86,738
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	150,638
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	350,000	358,449
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	50,000	50,965
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	25,000	24,953
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	50,000	59,117
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	191,808
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	275,000	329,022
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	835,000	1,025,515
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	980,000	1,081,749
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	210,000	320,573
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	860,000	998,530
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	370,000	400,686
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	815,000	927,580
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	758,000	869,505
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	417,000	443,879
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,680,000	1,768,402
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	975,000	1,259,818
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	196,000	213,105

Dynamic Asset Allocation Balanced Fund 67

	Principal
CORPORATE BONDS AND NOTES (17.1%)* cont.	amount	Value
Utilities and power cont.
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	$98,000	$113,139
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	599,000	603,282
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	300,000	315,325
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,374,000	1,443,090
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	107,000	148,968
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	175,000	186,156
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	50,000	52,875
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	95,000	102,481
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	1,243,000	1,369,600
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	787,000	838,084
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	100,000	108,750
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	450,000	465,710
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	247,718
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	907,979
Pacific Gas and Electric Co. bonds 2.50%, 2/1/31	375,000	356,801
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub.
notes 2.95%, 3/1/26	220,000	224,080
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	415,000	401,541
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	370,000	388,952
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	20,000	21,299
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	227,594
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/21 F	64,000	96
Vistra Operations Co., LLC 144A company guaranty sr. notes
4.30%, 7/15/29	642,000	700,757
Vistra Operations Co., LLC 144A company guaranty sr. notes
3.55%, 7/15/24	691,000	736,118
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.625%, 2/15/27	135,000	142,452
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.50%, 9/1/26	295,000	307,906
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub.
notes 5.00%, 7/31/27	155,000	162,440
		23,574,229
Total corporate bonds and notes (cost $418,660,274)		$448,569,261

68 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)*	amount	Value
Agency collateralized mortgage obligations (0.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 25.18%, 4/15/37	$61,614	$113,985
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 23.238%, 11/15/35	37,575	66,884
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 21.772%, 12/15/36	37,930	61,827
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 16.556%, 6/15/34	46,123	56,270
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.95%), 6.798%, 3/15/41	1,056,728	197,249
REMICs Ser. 3391, PO, zero %, 4/15/37	4,566	4,269
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	1,962	1,864
REMICs Ser. 3326, Class WF, zero %, 10/15/35	3,019	2,748
REMICs FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%),
zero %, 2/15/36	6,709	6,039
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 39.011%, 7/25/36	20,569	39,493
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 23.657%, 6/25/37	50,909	89,600
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 19.806%, 8/25/35	22,419	31,919
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR)
+ 20.12%), 19.665%, 12/25/35	27,681	40,137
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 17.009%, 11/25/34	10,092	12,111
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	14,411	13,402
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	1,160	1,044
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	1,747	1,607
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	3,419	3,214
Government National Mortgage Association
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.894%, 6/20/49	105,533	11,984
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.894%, 6/20/43	1,272,963	248,138
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,499,128	276,512
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	297,021	52,905
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	49,396	4,123
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	63,749	9,801
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	2,737,714	212,091
Ser. 13-14, IO, 3.50%, 12/20/42	710,025	55,467
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	898,524	29,202
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	1,017,123	29,242
Ser. 15-H25, Class BI, IO, 3.081%, 10/20/65	4,461,849	413,613
Ser. 16-H16, Class EI, IO, 2.494%, 6/20/66 W	3,304,154	313,234
Ser. 15-H26, Class EI, IO, 1.728%, 10/20/65	2,542,934	211,064
Ser. 06-36, Class OD, PO, zero %, 7/16/36	1,738	1,565
		2,612,603

Dynamic Asset Allocation Balanced Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)* cont.	amount	Value
Commercial mortgage-backed securities (1.7%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.624%, 1/15/49 W	$137,003	$72
Bank FRB Ser. 17-BNK8, Class B, 4.063%, 11/15/50 W	476,000	529,603
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.702%, 3/11/39 (In default) † W	53,221	37,255
FRB Ser. 06-PW14, Class X1, IO, 0.753%, 12/11/38 W	121,307	1,249
CD Commercial Mortgage Trust Ser. 17-CD3, Class A4,
3.631%, 2/10/50	394,000	446,439
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
1.38%, 12/11/49 W	4,853	16
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.292%, 4/15/44 W	617,000	604,493
FRB Ser. 11-C2, Class D, 5.931%, 12/15/47 W	254,000	254,000
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	618,000	667,442
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.262%, 3/10/47 W	271,000	257,962
FRB Ser. 12-GC8, Class XA, IO, 1.921%, 9/10/45 W	5,895,592	144,454
FRB Ser. 06-C5, Class XC, IO, 0.72%, 10/15/49 W	4,186,468	57
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.882%, 7/15/47 W	346,000	340,678
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	411,000	453,021
FRB Ser. 14-UBS6, Class C, 4.594%, 12/10/47 W	500,000	476,065
Ser. 14-CR19, Class AM, 4.08%, 8/10/47	782,000	855,216
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	942,000	976,352
FRB Ser. 14-CR18, Class XA, IO, 1.15%, 7/15/47 W	2,180,396	69,576
FRB Ser. 14-CR19, Class XA, IO, 1.134%, 8/10/47 W	5,832,071	173,785
FRB Ser. 13-CR11, Class XA, IO, 1.088%, 8/10/50 W	5,777,050	137,182
FRB Ser. 14-UBS6, Class XA, IO, 1.037%, 12/10/47 W	6,214,011	174,918
FRB Ser. 14-LC17, Class XA, IO, 0.877%, 10/10/47 W	5,440,874	126,985
COMM Mortgage Trust 144A FRB Ser. 10-C1, Class D,
6.05%, 7/10/46 W	1,106,000	1,098,946
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, zero %, 1/15/49 W	3,239,656	1
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.386%, 5/15/38 W	58,658	1,150
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.411%, 4/15/50 W	1,318,000	1,228,942
Ser. 15-C1, Class AS, 3.791%, 4/15/50 W	1,138,000	1,215,603
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.911%, 4/15/50 W	501,000	360,720
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.503%, 12/15/49 W	1,264,000	1,053,287
DBUBS Mortgage Trust 144A
FRB Ser. 11-LC3A, Class D, 5.513%, 8/10/44 W	2,577,000	2,381,145
Ser. 11-LC2A, Class B, 4.998%, 7/10/44 W	483,000	489,324
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.261%, 12/10/49 W	4,757,962	9
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.639%, 2/10/46 W	3,879,360	120,015

70 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.155%, 1/10/47 W	$560,000	$478,800
FRB Ser. 14-GC22, Class C, 4.848%, 6/10/47 W	931,000	886,024
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	542,000	605,089
Ser. 19-GC42, Class AS, 3.212%, 9/1/52	537,000	595,426
Ser. 16-GS3, Class A4, 2.85%, 10/10/49	646,000	697,680
FRB Ser. 13-GC12, Class XA, IO, 1.547%, 6/10/46 W	2,275,896	67,287
FRB Ser. 14-GC22, Class XA, IO, 1.138%, 6/10/47 W	5,005,761	132,918
FRB Ser. 14-GC24, Class XA, IO, 0.866%, 9/10/47 W	9,453,732	218,778
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.125%, 8/10/43 W	741,000	333,761
FRB Ser. 11-GC3, Class C, 5.751%, 3/10/44 W	1,031,000	1,025,707
FRB Ser. 11-GC3, Class D, 5.751%, 3/10/44 W	983,000	969,695
Ser. 12-GC6, Class AS, 4.948%, 1/12/45	381,000	395,029
FRB Ser. 13-GC14, Class B, 4.902%, 8/10/46 W	420,000	452,791
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.706%, 9/15/47 W	511,000	424,363
FRB Ser. 13-C12, Class B, 4.236%, 7/15/45 W	435,000	455,466
FRB Ser. 13-C12, Class C, 4.236%, 7/15/45 W	754,000	737,333
Ser. 16-C1, Class AS, 3.97%, 3/15/49	423,000	462,411
FRB Ser. 15-C33, Class XA, IO, 1.061%, 12/15/48 W	4,481,843	182,485
FRB Ser. 14-C25, Class XA, IO, 0.998%, 11/15/47 W	6,963,509	202,053
FRB Ser. 14-C19, Class XA, IO, 0.90%, 4/15/47 W	5,678,170	91,617
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 13-C16, Class AS, 4.517%, 12/15/46	442,000	480,661
Ser. 12-C6, Class AS, 4.117%, 5/15/45	811,000	839,211
Ser. 13-C10, Class AS, 3.372%, 12/15/47	380,000	393,691
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	697,000	724,212
FRB Ser. 06-LDP8, Class X, IO, 0.288%, 5/15/45 W	1,696,790	13
FRB Ser. 07-LDPX, Class X, IO, 0.127%, 1/15/49 W	1,296,037	13
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.841%, 11/15/43 W	422,000	400,904
FRB Ser. 12-C6, Class E, 5.324%, 5/15/45 W	1,175,000	575,750
FRB Ser. 12-C8, Class D, 4.826%, 10/15/45 W	755,000	614,917
FRB Ser. 05-CB12, Class X1, IO, 0.32%, 9/12/37 W	11,728	70
LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.275%, 4/15/41 W	55,697	56,565
FRB Ser. 07-C2, Class XW, IO, 0.359%, 2/15/40 W	60,673	3
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.351%, 4/20/48 W	1,222,000	1,279,214
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 06-C4, Class X, IO, 7.233%, 7/15/45 W	24,294	—
FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	18,514	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.107%, 2/15/47 W	492,000	514,485
FRB Ser. 14-C17, Class C, 4.637%, 8/15/47 W	1,106,000	1,008,236
FRB Ser. 15-C24, Class B, 4.487%, 5/15/48 W	362,000	387,178
FRB Ser. 14-C17, Class XA, IO, 1.234%, 8/15/47 W	3,585,059	102,389

Dynamic Asset Allocation Balanced Fund 71

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class D, 4.76%, 11/15/45 W	$491,000	$434,112
FRB Ser. 13-C9, Class D, 4.257%, 5/15/46 W	441,000	361,620
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	91,051	19,121
FRB Ser. 16-BNK2, Class C, 4.033%, 11/15/49 W	441,000	436,590
Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class B, 5.419%, 7/15/49 W	671,000	684,668
FRB Ser. 11-C3, Class D, 5.419%, 7/15/49 W	324,000	289,313
Multifamily Connecticut Avenue Securities Trust 144A FRB
Ser. 19-01, Class M7, 1.848%, 10/15/49	678,636	633,676
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	417,718	14,377
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.755%, 5/10/45 W	505,000	468,441
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.755%, 12/10/45 W	4,460,700	112,946
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.458%, 11/15/48 W	1,454,995	44
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.41%, 7/15/46 W	501,000	429,458
Ser. 17-C39, Class A5, 3.418%, 9/15/50	609,000	688,643
FRB Ser. 14-LC16, Class XA, IO, 1.25%, 8/15/50 W	10,673,708	346,690
FRB Ser. 16-LC25, Class XA, IO, 1.118%, 12/15/59 W	9,515,406	383,131
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.41%, 7/15/46 W	521,000	208,400
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	491,000	529,778
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	1,253,000	1,344,857
Ser. 13-C12, Class AS, 3.56%, 3/15/48	1,192,000	1,246,801
Ser. 13-C11, Class AS, 3.311%, 3/15/45	455,000	470,191
FRB Ser. 14-C22, Class XA, IO, 0.954%, 9/15/57 W	24,927,144	627,366
FRB Ser. 13-C14, Class XA, IO, 0.854%, 6/15/46 W	12,786,772	184,713
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.856%, 2/15/44 W	1,904,000	1,886,854
FRB Ser. 11-C3, Class D, 5.853%, 3/15/44 W	1,022,000	634,624
Ser. 11-C4, Class E, 5.39%, 6/15/44 W	138,000	76,824
FRB Ser. 12-C9, Class D, 4.971%, 11/15/45 W	546,000	430,897
FRB Ser. 13-C15, Class D, 4.643%, 8/15/46 W	599,000	301,784
FRB Ser. 12-C9, Class XA, IO, 2.043%, 11/15/45 W	4,635,966	137,214
FRB Ser. 12-C10, Class XA, IO, 1.675%, 12/15/45 W	4,550,681	116,552
		44,967,872
Residential mortgage-backed securities (non-agency) (1.6%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 0.365%, 5/25/47	1,506,509	743,235
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	273,170	280,990
Ser. 18-1, Class A3, 4.157%, 4/25/48 W	459,606	469,266
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	410,390	417,493

72 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 0.831%, 4/20/35	$331,930	$322,283
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 0.748%, 9/25/45	179,856	165,208
Bellemeade Re, Ltd. 144A
FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.675%,
10/25/29 (Bermuda)	502,000	475,705
FRB Ser. 20-2A, Class M1A, (1 Month US LIBOR + 2.30%), 2.448%,
8/26/30 (Bermuda)	205,000	205,011
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 1.498%,
8/25/28 (Bermuda)	75,054	74,948
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.969%, 5/25/35 W	383,777	389,932
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1,
1.853%, 3/25/65 W	315,351	316,539
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
1.959%, 6/25/46	766,922	666,435
FRB Ser. 05-27, Class 1A1, 1.901%, 8/25/35 W	143,274	118,487
FRB Ser. 06-24CB, Class A19, (1 Month US LIBOR + 0.50%),
0.648%, 8/25/36	505,807	241,978
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
0.486%, 11/20/35	292,531	268,556
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
0.338%, 8/25/46	1,163,646	1,106,634
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
0.336%, 2/20/47	654,367	493,803
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1,
1.692%, 5/25/65	390,643	392,575
Eagle Re, Ltd. 144A
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 3.00%),
3.175%, 11/25/28	190,000	180,634
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.875%,
11/25/28 (Bermuda)	357,894	354,148
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
(1 Month US LIBOR + 6.35%), 6.498%, 9/25/28	391,320	414,189
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3,
(1 Month US LIBOR + 5.55%), 5.725%, 7/25/28	948,188	1,001,024
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 5.298%, 11/25/28	694,077	726,950
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3,
(1 Month US LIBOR + 5.00%), 5.148%, 12/25/28	201,442	210,322
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class M3,
(1 Month US LIBOR + 4.80%), 4.948%, 5/25/28	357,072	365,143
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 4.898%, 10/25/24	398,009	406,260
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3,
(1 Month US LIBOR + 4.70%), 4.848%, 4/25/28	801,274	834,658
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 4.798%, 10/25/28	3,119,009	3,236,274

Dynamic Asset Allocation Balanced Fund 73

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 4.298%, 1/25/25	$126,848	$129,275
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M3,
(1 Month US LIBOR + 3.90%), 4.048%, 12/25/27	149,269	151,631
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 3.998%, 3/25/29	820,000	850,686
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 3.898%, 9/25/24	336,000	343,205
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 3.398%, 7/25/29	310,644	318,216
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 2.098%, 5/25/25	53,741	53,808
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M1,
(1 Month US LIBOR + 1.20%), 1.348%, 10/25/29	218,440	218,440
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.798%, 1/25/49	166,698	165,220
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 2.598%, 3/25/49	16,721	16,439
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.498%, 2/25/49	159,986	158,455
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 2.448%, 10/25/48	105,900	103,731
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1,
Class M2, (1 Month US LIBOR + 1.90%), 2.048%, 1/25/50	386,000	377,697
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4,
Class M1, (1 Month US LIBOR + 1.30%), 1.551%, 9/25/50	250,000	250,078
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 7.098%, 8/25/28	594,457	631,854
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 6.898%, 8/25/28	1,364,818	1,419,410
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.148%, 9/25/28	1,513,987	1,599,818
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.048%, 10/25/28	558,954	589,847
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.848%, 4/25/28	1,091,007	1,129,350
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 5.698%, 4/25/28	1,058,981	1,099,512
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.148%, 7/25/25	362,309	370,854
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.148%, 11/25/24	91,494	93,728
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 5.048%, 11/25/24	308,793	319,840
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 4.598%, 1/25/29	469,398	484,205
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 4.498%, 5/25/29	95,659	98,788

74 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 4.448%, 2/25/25	$184,459	$187,590
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.398%, 4/25/29	353,306	364,093
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.398%, 1/25/29	1,574,369	1,631,428
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.148%, 5/25/25	79,213	80,125
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.148%, 5/25/25	315,637	319,737
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 3.698%, 7/25/29	580,091	596,205
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 3.048%, 7/25/24	323,869	322,372
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 2.748%, 5/25/24	263,668	230,202
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.398%, 7/25/29	310,000	310,587
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 2.298%, 11/25/39	146,094	132,032
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2,
(1 Month US LIBOR + 2.05%), 2.198%, 1/25/40	920,000	895,507
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR +
1.60%), 1.748%, 10/25/28 (Bermuda)	160,397	158,561
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	425,324	427,876
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	627,444	627,444
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	588,463	586,403
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 0.948%, 2/25/34	672,784	658,281
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.776%, 2/25/35 W	143,457	149,114
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 0.973%, 8/25/34	123,485	120,398
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
1.001%, 8/26/47 W	160,000	153,803
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A,
Class A1M, (1 Month US LIBOR + 0.90%), 1.048%, 1/25/48	522,074	514,663
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month
US LIBOR + 1.55%), 1.698%, 7/25/28 (Bermuda)	42,343	41,996
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1,
3.199%, 12/26/59	407,952	410,869
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
1.198%, 10/25/34	540,000	509,819
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1,
(1 Month US LIBOR + 0.52%), 0.668%, 3/25/34	324,109	301,803
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2,
2.508%, 5/25/60 W	886,000	886,797

Dynamic Asset Allocation Balanced Fund 75

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 1.048%, 11/25/34	$548,600	$548,063
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 0.998%, 5/25/47	615,388	470,021
Towd Point Mortgage Trust 144A
Ser. 16-5, Class M2, 3.375%, 10/25/56 W	282,000	304,503
Ser. 14-1, Class A2, 3.25%, 10/25/53 W	787,000	802,062
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR14, Class 1A2, 3.684%, 12/25/35 W	260,695	254,333
FRB Ser. 07-HY2, Class 1A1, 3.353%, 12/25/36 W	436,291	418,945
FRB Ser. 05-AR12, Class 1A8, 2.954%, 10/25/35 W	718,828	709,035
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
1.108%, 7/25/45	291,032	276,567
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
0.548%, 8/25/45	240,049	223,918
		40,477,919
Total mortgage-backed securities (cost $93,270,678)		$88,058,394

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.8%)*	amount	Value
Chile (Republic of) sr. unsec. bonds 2.45%, 1/31/31 (Chile)	$840,000	$883,268
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	517,000	557,393
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%,
2/15/48 (Dominican Republic)	450,000	455,175
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)	650,000	719,875
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%,
7/19/28 (Dominican Republic)	278,000	298,853
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)	938,000	1,002,488
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	2,270,000	2,633,200
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	400,000	464,003
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	990,000	1,133,580
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	360,000	379,796
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	1,300,000	1,213,875
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)	550,000	552,063
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS,
4.875%, 10/14/44 (Kazakhstan)	880,000	1,147,353
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS,
5.125%, 7/21/25 (Kazakhstan)	520,000	600,599
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,834,000	2,209,970
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%,
3/27/27 (Paraguay)	750,000	850,133
Peru (Republic of) sr. unsec. unsub. bonds 5.625%, 11/18/50 (Peru)	175,000	278,688

76 Dynamic Asset Allocation Balanced Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.8%)* cont.	amount	Value
Peru (Republic of) sr. unsec. unsub. notes 2.392%, 1/23/26 (Peru)	$1,106,000	$1,160,205
Saudi Arabia (Kingdom of) 144A sr. unsec. bonds 3.25%, 10/22/30
(Saudi Arabia)	2,180,000	2,367,436
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%,
3/13/48 (Senegal)	200,000	189,000
Senegal (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.25%,
7/30/24 (Senegal)	200,000	205,250
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	1,065,000	1,049,025
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	575,000	567,100
United Mexican States sr. unsec. unsub. bonds 3.25%,
4/16/30 (Mexico)	229,000	234,567
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%,
6/18/50 (Uruguay)	570,000	766,650
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	731,000	56,653
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †	1,000	78
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	1,184,000	91,760
Total foreign government and agency bonds and notes (cost $21,234,838)		$22,068,036

	Principal
ASSET-BACKED SECURITIES (0.5%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA
LIBOR USD 3 Month + 2.90%), 3.125%, 7/25/24	$826,000	$828,065
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
0.998%, 11/25/51	549,333	549,333
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
0.948%, 6/25/52	1,644,000	1,635,780
MRA Issuance Trust 144A FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 1.15%), 1.305%, 10/5/20	1,709,000	1,709,000
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 1.75%),
1.901%, 9/7/21	982,000	982,000
FRB Ser. 20-13, Class A, (1 Month US LIBOR + 1.50%),
1.651%, 10/10/21	909,000	909,000
FRB Ser. 20-WL1, Class A, (1 Month US LIBOR + 1.15%),
1.298%, 6/25/51	936,000	936,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
0.975%, 3/26/21	2,070,000	2,070,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
0.901%, 10/24/20	1,938,000	1,938,000
Toorak Mortgage Corp., Ltd. 144A Ser. 19-1, Class A1,
4.336%, 3/25/22 W	910,000	910,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 0.775%, 1/25/46	1,027,556	1,021,040
Total asset-backed securities (cost $13,496,755)		$13,488,218

Dynamic Asset Allocation Balanced Fund 77

	Principal
SENIOR LOANS (0.2%)*c	amount	Value
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 5.25%, 6/21/24	$411,188	$382,462
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 3.523%, 4/3/24	153,023	144,160
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 5.75%, 12/31/22 (In default) †	85,000	30,600
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 4.75%, 5/5/24	94,160	93,767
Epicor Software Corp. bank term loan FRN (1 Month US LIBOR
+ 7.75%), 8.75%, 7/30/28	120,000	122,500
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.25%), 5.25%, 7/30/27	200,000	198,800
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 3.75%, 3/31/24	111,853	109,919
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.75%), 5.50%, 10/5/25	500,000	488,334
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.75%, 5/1/26	169,575	163,216
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 3.66%, 11/6/24	496,634	491,668
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 3.406%, 6/30/25	345,437	330,324
Panther BF Aggregator 2 LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 3.647%, 4/30/26	198,000	192,803
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 11/3/23	53,071	52,001
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	170,000	102,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.248%, 2/28/25	115,931	99,315
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 10.831%, 6/26/26	150,000	139,500
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.256%, 6/26/25	292,402	284,239
T-Mobile USA, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 3.404%, 4/1/27	104,738	104,607
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.361%, 3/28/25	335,289	316,010
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.655%, 3/2/27	691,521	677,863
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 4.668%, 3/9/27	129,350	125,246
Total senior loans (cost $4,845,564)		$4,649,334

PREFERRED STOCKS (0.1%)*	Shares	Value
2020 Cash Exchange Trust 144A 5.25% cv. pfd. †	2,572	$2,766,906
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	5,340	133,340
Total preferred stocks (cost $2,803,607)		$2,900,246

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	1,599	$2,042,818
Total convertible preferred stocks (cost $1,616,640)		$2,042,818

78 Dynamic Asset Allocation Balanced Fund

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/USD (Call)	Feb-21/$1.23	$32,367,921	EUR	27,607,080	$152,615
EUR/USD (Call)	Jan-21/1.22	21,238,287	EUR	18,114,450	107,975
EUR/USD (Call)	Oct-20/1.21	21,238,287	EUR	18,114,450	12,467
GBP/USD (Put)	Dec-20/1.23	16,050,728	GBP	12,439,050	112,612
	Nov-20/JPY
USD/JPY (Put)	105.00	15,170,900		$15,170,900	152,680
Credit Suisse International
EUR/CHF (Call)	Dec-20/CHF 1.10	33,349,637	EUR	28,444,400	86,175
Goldman Sachs International
USD/CNH (Put)	Mar-21/CNH 6.75	27,463,700		$27,463,700	248,931
	Nov-20/JPY
USD/JPY (Put)	105.00	15,170,900		15,170,900	152,680
	Nov-20/MXN
USD/MXN (Put)	21.00	16,478,200		16,478,200	150,495
HSBC Bank USA, National
Association
AUD/USD (Call)	Mar-21/$0.76	21,234,019	AUD	29,646,100	155,624
Morgan Stanley & Co.
International PLC
EUR/USD (Call)	Mar-21/1.23	21,578,614	EUR	18,404,720	113,762
EUR/USD (Call)	Oct-20/1.24	21,238,287	EUR	18,114,450	1,211
UBS AG
EUR/USD (Call)	Feb-21/1.23	32,367,921	EUR	27,607,080	152,616
Total purchased options outstanding (cost $2,821,933)					$1,599,843

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$290,000	$266,219
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23,
(In default) †	73,000	16,425
Total convertible bonds and notes (cost $338,244)		$282,644

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	1,342	$4,026
Total warrants (cost $6,647)				$4,026

	Principal amount/
SHORT-TERM INVESTMENTS (14.7%)*		shares	Value
Manhattan Asset Funding Co., LLC asset backed commercial
paper 0.230%, 10/14/20		$15,000,000	$14,999,766
Putnam Cash Collateral Pool, LLC 0.22% [d]	Shares	19,073,088	19,073,088
Putnam Short Term Investment Fund Class P 0.21% L	Shares	315,649,849	315,649,849
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	Shares	1,480,000	1,480,000
U.S. Treasury Bills 0.108%, 12/3/20 # Δ §		$8,100,000	8,098,652
U.S. Treasury Bills 0.102%, 11/12/20 # Δ §		5,900,000	5,899,372
U.S. Treasury Bills 0.097%, 11/5/20 # Δ §		3,400,001	3,399,711
U.S. Treasury Bills 0.083%, 11/10/20 §		2,600,000	2,599,776

Dynamic Asset Allocation Balanced Fund 79

	Principal amount/
SHORT-TERM INVESTMENTS (14.7%)* cont.	shares	Value
U.S. Treasury Bills 0.106%, 10/27/20 # §	$2,300,000	$2,299,870
U.S. Treasury Bills 0.089%, 11/17/20 §	900,000	899,893
U.S. Treasury Bills 0.126%, 10/15/20 Δ §	700,000	699,978
U.S. Treasury Bills 0.094%, 11/19/20 §	500,000	499,939
U.S. Treasury Cash Management Bills 0.103%, 12/8/20 # Δ §	9,000,000	8,997,619
Total short-term investments (cost $384,596,854)		$384,597,513

TOTAL INVESTMENTS
Total investments (cost $2,686,623,084)		$3,062,265,407

Key to holding’s currency abbreviations
AUD	Australian Dollar	GBP	British Pound
CHF	Swiss Franc	JPY	Japanese Yen
CNH	Chinese Yuan (Offshore)	MXN	Mexican Peso
EUR	Euro	USD/$	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2019 through September 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,619,919,054.

† This security is non-income-producing.

80 Dynamic Asset Allocation Balanced Fund

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $10,196,554 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $2,337,700 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $12,206,592 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $504,910,504 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Balanced Fund 81

FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $235,737,608)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	Australian Dollar	Buy	10/21/20	$3,742,060	$3,686,753	$55,307
	Canadian Dollar	Sell	10/21/20	3,172,213	3,111,449	(60,764)
	Euro	Sell	12/16/20	8,022,738	8,119,708	96,970
	Hong Kong Dollar	Sell	11/18/20	1,520,906	1,520,788	(118)
	Japanese Yen	Sell	11/18/20	958,549	958,857	308
	Mexican Peso	Buy	10/21/20	1,008,513	998,185	10,328
	New Zealand Dollar	Buy	10/21/20	1,438,143	1,422,328	15,815
Barclays Bank PLC
	British Pound	Buy	12/16/20	749,014	773,458	(24,444)
	Euro	Sell	12/16/20	4,393,997	4,446,747	52,750
	Hong Kong Dollar	Sell	11/18/20	1,926,218	1,926,188	(30)
	Japanese Yen	Buy	11/18/20	3,649,634	3,652,940	(3,306)
	New Zealand Dollar	Buy	10/21/20	2,248,542	2,222,969	25,573
	Swedish Krona	Sell	12/16/20	2,737,253	2,807,300	70,047
Citibank, N.A.
	British Pound	Sell	12/16/20	1,693,350	1,748,288	54,938
	Canadian Dollar	Buy	10/21/20	28,916	37,389	(8,473)
	Chilean Peso	Buy	10/21/20	2,600,873	2,668,606	(67,733)
	Danish Krone	Sell	12/16/20	1,245,117	1,269,753	24,636
	Euro	Sell	12/16/20	2,987,505	2,952,660	(34,845)
	Japanese Yen	Buy	11/18/20	1,943,233	1,944,544	(1,311)
	New Zealand Dollar	Sell	10/21/20	2,188,076	2,164,084	(23,992)
	Swedish Krona	Sell	12/16/20	1,297,791	1,330,650	32,859
Credit Suisse International
	Australian Dollar	Sell	10/21/20	22,563	21,852	(711)
	British Pound	Sell	12/16/20	355,143	376,352	21,209
	Canadian Dollar	Sell	10/21/20	1,226,015	1,201,204	(24,811)
	Euro	Sell	12/16/20	1,822,826	1,844,485	21,659
	New Zealand Dollar	Buy	10/21/20	576,607	577,064	(457)
Goldman Sachs International
	Australian Dollar	Sell	10/21/20	952,366	914,311	(38,055)
	British Pound	Buy	12/16/20	623,662	644,576	(20,914)
	Canadian Dollar	Buy	10/21/20	4,291,354	4,211,922	79,432
	Euro	Sell	12/16/20	1,319,937	1,333,902	13,965
	Japanese Yen	Sell	11/18/20	3,435,901	3,436,325	424
	New Zealand Dollar	Sell	10/21/20	2,229,224	2,206,654	(22,570)
	Norwegian Krone	Buy	12/16/20	565,577	536,287	29,290
	Swedish Krona	Buy	12/16/20	7,287,805	7,444,370	(156,565)
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/21/20	5,916,471	5,716,606	199,865
	British Pound	Sell	12/16/20	7,616,267	7,861,179	244,912
	Canadian Dollar	Buy	10/21/20	2,115,785	2,137,267	(21,482)
	Euro	Buy	12/16/20	604,712	594,892	9,820
	Hong Kong Dollar	Sell	11/18/20	8,712,421	8,711,575	(846)

82 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $235,737,608) cont.
						Unrealized
	Contract		Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association cont.
	Japanese Yen	Buy	11/18/20	$1,909,561	$1,906,923	$2,638
	New Zealand Dollar	Sell	10/21/20	87,126	96,402	9,276
	Swiss Franc	Sell	12/16/20	556,815	552,966	(3,849)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	10/21/20	12,249	13,345	1,096
	British Pound	Buy	12/16/20	6,116,431	6,268,699	(152,268)
	Canadian Dollar	Sell	10/21/20	1,937,185	1,895,115	(42,070)
	Euro	Buy	12/16/20	337,883	352,542	(14,659)
	Japanese Yen	Sell	11/18/20	3,029,759	3,015,920	(13,839)
	New Zealand Dollar	Buy	10/21/20	431,132	430,940	192
	Norwegian Krone	Sell	12/16/20	1,863,407	1,944,424	81,017
	Singapore Dollar	Buy	11/18/20	1,782,593	1,766,363	16,230
	Swedish Krona	Buy	12/16/20	4,667,277	4,810,035	(142,758)
	Swiss Franc	Buy	12/16/20	3,011,828	3,046,960	(35,132)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	10/21/20	1,314,230	1,340,710	(26,480)
	British Pound	Buy	12/16/20	1,445,486	1,395,502	49,984
	Canadian Dollar	Buy	10/21/20	2,009,662	2,000,482	9,180
	Euro	Buy	12/16/20	459,435	464,971	(5,536)
	Japanese Yen	Buy	11/18/20	1,367,122	1,359,568	7,554
	New Zealand Dollar	Buy	10/21/20	1,336,066	1,331,109	4,957
	Norwegian Krone	Buy	12/16/20	546,586	572,700	(26,114)
	Swedish Krona	Sell	12/16/20	435,864	418,490	(17,374)
	Swiss Franc	Buy	12/16/20	1,841,178	1,862,814	(21,636)
NatWest Markets PLC
	Australian Dollar	Buy	10/21/20	5,135,440	4,885,226	250,214
	British Pound	Buy	12/16/20	1,265,914	1,279,863	(13,949)
	Canadian Dollar	Buy	10/21/20	1,650,059	1,621,036	29,023
	Euro	Sell	12/16/20	621,272	639,569	18,297
	Japanese Yen	Buy	11/18/20	672,013	667,598	4,415
	New Zealand Dollar	Sell	10/21/20	550,145	599,252	49,107
	Swedish Krona	Sell	12/16/20	1,970,493	2,014,178	43,685
	Swiss Franc	Buy	12/16/20	548,327	549,605	(1,278)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/21/20	3,632,183	3,682,956	50,773
	British Pound	Sell	12/16/20	4,120,868	4,393,045	272,177
	Canadian Dollar	Buy	10/21/20	999,048	1,285,004	(285,956)
	Euro	Buy	12/16/20	3,582,939	3,629,042	(46,103)
	Hong Kong Dollar	Sell	11/18/20	11,331,968	11,330,845	(1,123)
	Japanese Yen	Sell	11/18/20	247,546	246,619	(927)
	New Zealand Dollar	Sell	10/21/20	3,337,850	3,447,841	109,991
	Norwegian Krone	Sell	12/16/20	1,911,715	1,864,827	(46,888)
	Swedish Krona	Sell	12/16/20	1,453,901	1,497,438	43,537
	Swiss Franc	Sell	12/16/20	562,038	553,030	(9,008)

Dynamic Asset Allocation Balanced Fund 83

FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $235,737,608) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Toronto-Dominion Bank
	Australian Dollar	Buy	10/21/20	$2,047,199	$1,982,564	$64,635
	British Pound	Sell	12/16/20	1,102,995	1,138,796	35,801
	Canadian Dollar	Sell	10/21/20	3,495,690	3,423,523	(72,167)
	Euro	Sell	12/16/20	1,699,511	1,727,039	27,528
	New Zealand Dollar	Sell	10/21/20	687,086	682,544	(4,542)
	Swedish Krona	Sell	12/16/20	652,103	665,259	13,156
	Swiss Franc	Sell	12/16/20	562,909	569,469	6,560
UBS AG
	Australian Dollar	Sell	10/21/20	3,408,561	3,264,838	(143,723)
	Australian Dollar	Sell	3/15/21	3,415,669	3,439,894	24,225
	British Pound	Sell	12/16/20	3,205,320	3,310,103	104,783
	Canadian Dollar	Sell	10/21/20	3,043,483	2,999,399	(44,084)
	Euro	Sell	12/16/20	738,362	748,887	10,525
	Hong Kong Dollar	Sell	11/18/20	2,041,206	2,041,148	(58)
	Japanese Yen	Buy	11/18/20	7,379,109	7,369,928	9,181
	Mexican Peso	Sell	10/21/20	1,008,513	1,014,503	5,990
	New Zealand Dollar	Buy	10/21/20	6,200,574	6,127,926	72,648
	Norwegian Krone	Sell	12/16/20	1,088,968	1,140,554	51,586
	Swedish Krona	Buy	12/16/20	2,735,007	2,805,975	(70,968)
WestPac Banking Corp.
	Australian Dollar	Sell	10/21/20	71,126	153,261	82,135
	British Pound	Buy	12/16/20	1,617,441	1,611,500	5,941
	Canadian Dollar	Buy	10/21/20	1,726,290	1,760,314	(34,024)
	Euro	Sell	12/16/20	134,002	135,570	1,568
	Japanese Yen	Buy	11/18/20	6,602,396	6,603,466	(1,070)
	New Zealand Dollar	Sell	10/21/20	461,166	452,727	(8,439)
Unrealized appreciation						2,629,712
Unrealized (depreciation)						(1,797,449)
Total						$832,263

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/20
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Short)	164	$15,213,632	$15,196,240	Dec-20	$242,520
Russell 2000 Index E-Mini (Long)	1,274	96,039,980	95,830,280	Dec-20	134,436
S&P 500 Index E-Mini (Long)	72	12,106,800	12,067,200	Dec-20	9,901
S&P 500 Index E-Mini (Short)	809	136,033,350	135,588,400	Dec-20	(856,917)
S&P Mid Cap 400 Index E-Mini (Long)	9	1,675,161	1,670,310	Dec-20	(424)
U.S. Treasury Bond 30 yr (Long)	150	26,442,188	26,442,188	Dec-20	(51,681)
U.S. Treasury Bond Ultra 30 yr (Long)	293	64,991,063	64,991,063	Dec-20	(104,331)
U.S. Treasury Note 2 yr (Long)	547	120,865,633	120,865,633	Dec-20	60,239
U.S. Treasury Note 2 yr (Short)	508	112,248,157	112,248,157	Dec-20	(60,182)

84 Dynamic Asset Allocation Balanced Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/20 cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Note 5 yr (Long)	996	$125,527,125	$125,527,125	Dec-20	$185,853
U.S. Treasury Note 10 yr (Long)	325	45,347,656	45,347,657	Dec-20	91,613
U.S. Treasury Note Ultra 10 yr (Short)	463	74,043,828	74,043,828	Dec-20	(349,683)
Unrealized appreciation					724,562
Unrealized (depreciation)					(1,423,218)
Total					$(698,656)

WRITTEN OPTIONS OUTSTANDING at 9/30/20 (premiums $1,338,797)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A.
EUR/USD (Call)	Oct-20/$1.24	$21,238,287	EUR	18,114,450	$1,211
EUR/USD (Call)	Jan-21/1.26	21,238,287	EUR	18,114,450	39,503
EUR/USD (Call)	Feb-21/1.27	32,367,921	EUR	27,607,080	61,240
GBP/USD (Put)	Dec-20/1.20	16,050,728	GBP	12,439,050	64,203
USD/JPY (Put)	Nov-20/JPY 100.00	15,170,900		$15,170,900	23,727
Credit Suisse International
EUR/CHF (Call)	Dec-20/CHF 1.12	33,349,637	EUR	28,444,400	29,014
Goldman Sachs International
USD/CNH (Put)	Mar-21/CNH 6.60	27,463,700		$27,463,700	90,795
USD/JPY (Put)	Nov-20/JPY 100.00	15,170,900		15,170,900	23,727
USD/MXN (Put)	Nov-20/MXN 20.00	16,478,200		16,478,200	34,637
HSBC Bank USA, National Association
AUD/USD (Call)	Mar-21/$0.80	21,234,019	AUD	29,646,100	40,154
Morgan Stanley & Co. International PLC
EUR/USD (Call)	Oct-20/1.21	21,238,287	EUR	18,114,450	12,467
EUR/USD (Call)	Mar-21/1.27	21,578,614	EUR	18,404,720	48,077
UBS AG
EUR/USD (Call)	Feb-21/1.27	32,367,921	EUR	27,607,080	61,240
Total					$529,995

TBA SALE COMMITMENTS OUTSTANDING at 9/30/20 (proceeds receivable $131,963,848)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 4.50%, 10/1/50	$2,000,000	10/21/20	$2,142,656
Uniform Mortgage-Backed Securities, 4.00%, 10/1/50	1,000,000	10/14/20	1,066,406
Uniform Mortgage-Backed Securities, 3.50%, 10/1/50	19,000,000	10/14/20	20,030,157
Uniform Mortgage-Backed Securities, 3.00%, 10/1/50	5,000,000	10/14/20	5,237,500
Uniform Mortgage-Backed Securities, 2.50%, 11/1/50	6,000,000	11/12/20	6,284,531
Uniform Mortgage-Backed Securities, 2.50%, 10/1/50	75,000,000	10/14/20	78,685,545
Uniform Mortgage-Backed Securities, 2.00%, 10/1/50	18,000,000	10/14/20	18,613,126
Total			$132,059,921

Dynamic Asset Allocation Balanced Fund 85

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/20
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$41,044,000	$23,806 E	$(26,046)	12/16/22	3 month USD-	0.25% —	$(2,240)
				LIBOR-BBA —	Semiannually
				Quarterly
1,377,000	799 E	866	12/16/22	0.25% —	3 month USD-	68
				Semiannually	LIBOR-BBA —
					Quarterly
67,796,000	54,711 E	911	12/16/25	0.35% —	3 month USD-	55,623
				Semiannually	LIBOR-BBA —
					Quarterly
14,356,000	11,585 E	(1,019)	12/16/25	3 month USD-	0.35% —	(12,604)
				LIBOR-BBA —	Semiannually
				Quarterly
45,746,000	127,494 E	1,550	12/16/30	0.70% —	3 month USD-	129,044
				Semiannually	LIBOR-BBA —
					Quarterly
52,832,000	147,243 E	(4,766)	12/16/30	3 month USD-	0.70% —	(152,009)
				LIBOR-BBA —	Semiannually
				Quarterly
3,118,000	33,266 E	4,569	12/16/50	1.08% —	3 month USD-	37,835
				Semiannually	LIBOR-BBA —
					Quarterly
18,397,000	196,278 E	(24,595)	12/16/50	3 month USD-	1.08% —	(220,874)
				LIBOR-BBA —	Semiannually
				Quarterly
Total		$(48,530)				$(165,157)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$82,715	$82,739	$—	1/12/40	4.50% (1 month	Synthetic MBX	$195
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
551,505	554,251	—	1/12/41	5.00% (1 month	Synthetic MBX	3,990
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
165,407	165,040	—	1/12/40	5.00% (1 month	Synthetic MBX	7
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
21,050	21,330	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(336)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

86 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$215,931	$217,149	$ —	1/12/38	(6.50%) 1 month	Synthetic MBX	$(1,808)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,738	6,730	—	1/12/43	3.50% (1 month	Synthetic TRS	85
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
82,888	82,351	—	1/12/41	4.00% (1 month	Synthetic TRS	666
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
10,430	10,363	—	1/12/41	4.00% (1 month	Synthetic TRS	84
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,902	3,877	—	1/12/42	4.00% (1 month	Synthetic TRS	31
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
11,960	11,893	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(122)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
515	514	—	1/12/38	6.50% (1 month	Synthetic TRS	5
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
85,184,757	85,756,938	—	6/10/21	(3 month USD-	A basket	676,159
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly*
78,240,082	79,181,973	—	6/10/21	3 month USD-	Russell 1000 Total	(936,750)
				LIBOR-BBA minus	Return Index —
				0.11% — Quarterly	Quarterly
143,860	144,577	—	1/12/41	5.00% (1 month	Synthetic MBX	1,041
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
83,052	83,466	—	1/12/41	5.00% (1 month	Synthetic MBX	601
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
14,094	14,202	—	1/12/45	3.50% (1 month	Synthetic TRS	318
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Balanced Fund 87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$1,790,134	$1,681,818	$—	12/15/25	(1 month USD-	A basket	$(108,664)
				LIBOR-BBA plus	(GSCBPAND) of
				0.35%) — Monthly	common stocks —
Monthly *
33,459,863	32,840,562	—	12/15/25	(1 month USD-	A basket	(594,474)
				LIBOR-BBA plus	(GSGLPHCL) of
				0.35%) — Monthly	common stocks —
Monthly *
157,641,141	160,533,282	—	12/15/25	(1 month USD-	A basket	3,086,659
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly *
155,017,018	157,786,587	—	12/15/25	1 month USD-	A basket	(3,066,907)
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
Monthly *
12,093	12,161	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(101)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,507	14,589	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(121)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
267,668	269,177	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,241)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
42,269	42,132	—	1/12/40	4.00% (1 month	Synthetic TRS	476
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,693	9,631	—	1/12/42	4.00% (1 month	Synthetic TRS	77
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,693	9,631	—	1/12/42	4.00% (1 month	Synthetic TRS	77
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,093	9,057	—	1/12/39	6.00% (1 month	Synthetic TRS	84
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,617	1,613	—	1/12/38	6.50% (1 month	Synthetic TRS	16
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

88 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$23,288	$23,139	$—	1/12/42	(4.00%) 1 month	Synthetic TRS	$(184)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
93,318	92,714	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(751)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		3,770,571
Upfront premium (paid)		—		Unrealized (depreciation)		(4,712,459)
Total		$—		Total		$(941,888)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Amazon.com, Inc.	Consumer cyclicals	1,648	$5,189,116	6.05%
Apple, Inc.	Technology	38,974	4,513,527	5.26%
Microsoft Corp.	Technology	15,231	3,203,487	3.74%
Alphabet, Inc. Class A	Technology	1,933	2,832,391	3.30%
Adobe, Inc.	Technology	4,460	2,187,416	2.55%
Verizon Communications, Inc.	Communication services	32,961	1,960,837	2.29%
Texas Instruments, Inc.	Technology	11,980	1,710,690	1.99%
JPMorgan Chase & Co.	Financials	16,902	1,627,198	1.90%
Medtronic PLC	Health care	15,591	1,620,165	1.89%
Intuit, Inc.	Technology	4,940	1,611,408	1.88%
Mondelez International, Inc. Class A	Consumer staples	26,929	1,547,094	1.80%
Honeywell International, Inc.	Capital goods	9,350	1,539,023	1.79%
Fidelity National Information	Technology	10,449	1,538,253	1.79%
Services, Inc.
Veeva Systems, Inc. Class A	Technology	5,164	1,452,137	1.69%
Lockheed Martin Corp.	Capital goods	3,717	1,424,810	1.66%
Goldman Sachs Group, Inc. (The)	Financials	6,558	1,317,936	1.54%
NVIDIA Corp.	Technology	2,405	1,301,840	1.52%
eBay, Inc.	Technology	22,844	1,190,153	1.39%
Intercontinental Exchange, Inc.	Financials	11,809	1,181,457	1.38%
Johnson & Johnson	Health care	7,725	1,150,126	1.34%
Cognizant Technology Solutions Corp.	Technology	16,176	1,122,912	1.31%
Class A
Waste Management, Inc.	Capital goods	9,860	1,115,808	1.30%
Starbucks Corp.	Consumer staples	12,831	1,102,470	1.29%
Clorox Co. (The)	Consumer cyclicals	5,184	1,089,480	1.27%
Take-Two Interactive Software, Inc.	Technology	6,586	1,088,207	1.27%
Allstate Corp. (The)	Financials	10,898	1,025,976	1.20%

Dynamic Asset Allocation Balanced Fund 89

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
DTE Energy Co.	Utilities and power	8,695	$1,000,253	1.17%
Charter Communications, Inc. Class A	Communication services	1,568	978,723	1.14%
Synopsys, Inc.	Technology	4,426	947,029	1.10%
Exelon Corp.	Utilities and power	25,654	917,373	1.07%
U.S. Bancorp	Financials	25,247	905,091	1.06%
Hologic, Inc.	Health care	13,351	887,432	1.03%
Hershey Co. (The)	Consumer staples	5,992	858,896	1.00%
Costco Wholesale Corp.	Consumer staples	2,398	851,401	0.99%
Procter & Gamble Co. (The)	Consumer staples	6,117	850,139	0.99%
Baxter International, Inc.	Health care	10,437	839,306	0.98%
Cisco Systems, Inc.	Technology	20,731	816,601	0.95%
Kinder Morgan, Inc.	Utilities and power	65,443	806,906	0.94%
Garmin, Ltd.	Technology	8,499	806,249	0.94%
Leidos Holdings, Inc.	Technology	8,940	796,988	0.93%
Facebook, Inc. Class A	Technology	2,992	783,574	0.91%
Merck & Co., Inc.	Health care	8,374	694,600	0.81%
Dollar General Corp.	Consumer cyclicals	3,305	692,736	0.81%
Cadence Design Systems, Inc.	Technology	6,424	685,038	0.80%
PepsiCo, Inc.	Consumer staples	4,750	658,313	0.77%
Pfizer, Inc.	Health care	17,159	629,733	0.73%
Carrier Global Corp.	Consumer cyclicals	19,682	601,085	0.70%
F5 Networks, Inc.	Technology	4,720	579,508	0.68%
Juniper Networks, Inc.	Communication services	26,840	577,054	0.67%
Electronic Arts, Inc.	Technology	4,417	575,958	0.67%

A BASKET (GSCBPAND) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Penn National Gaming, Inc.	Consumer cyclicals	1,092	$79,355	4.72%
Caesars Entertainment, Inc.	Consumer cyclicals	1,024	57,383	3.41%
Darden Restaurants, Inc.	Consumer staples	521	52,447	3.12%
Gap, Inc. (The)	Consumer cyclicals	3,078	52,419	3.12%
MGM Resorts International	Consumer cyclicals	2,355	51,223	3.05%
L Brands, Inc.	Consumer cyclicals	1,601	50,932	3.03%
Brinker International, Inc.	Consumer staples	1,181	50,433	3.00%
Royal Caribbean Cruises, Ltd.	Consumer cyclicals	744	48,187	2.87%
Delta Air Lines, Inc.	Transportation	1,487	45,478	2.70%
Norwegian Cruise Line Holdings, Ltd.	Consumer cyclicals	2,624	44,895	2.67%
Trip.com Group, Ltd. ADR (China)	Consumer cyclicals	1,428	44,477	2.64%
Estee Lauder Cos., Inc. (The)	Consumer staples	202	44,114	2.62%
Southwest Airlines Co.	Transportation	1,169	43,843	2.61%
Live Nation Entertainment, Inc.	Consumer cyclicals	799	43,063	2.56%
JetBlue Airways Corp.	Transportation	3,719	42,133	2.51%
American Airlines Group, Inc.	Transportation	3,427	42,116	2.50%
Dave & Buster’s Entertainment, Inc.	Consumer staples	2,774	42,056	2.50%

90 Dynamic Asset Allocation Balanced Fund

A BASKET (GSCBPAND) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Hilton Worldwide Holdings, Inc.	Consumer cyclicals	491	$41,858	2.49%
United Airlines Holdings, Inc.	Transportation	1,189	41,303	2.46%
Expedia Group, Inc.	Consumer cyclicals	449	41,174	2.45%
Marriott International, Inc./MD Class A	Consumer cyclicals	437	40,452	2.41%
Booking Holdings, Inc.	Consumer cyclicals	23	39,286	2.34%
Ford Motor Co.	Consumer cyclicals	5,884	39,189	2.33%
Las Vegas Sands Corp.	Consumer cyclicals	819	38,209	2.27%
Spirit Airlines, Inc.	Transportation	2,361	38,008	2.26%
Huazhu Group, Ltd. ADR (China)	Consumer cyclicals	854	36,915	2.19%
Boeing Co. (The)	Capital goods	220	36,365	2.16%
Wynn Resorts, Ltd.	Consumer cyclicals	496	35,644	2.12%
Alaska Air Group, Inc.	Transportation	956	35,024	2.08%
Macy’s, Inc.	Consumer cyclicals	5,780	32,948	1.96%
Nordstrom, Inc.	Consumer cyclicals	2,505	29,862	1.78%
Texas Roadhouse, Inc.	Consumer staples	472	28,670	1.70%
Cheesecake Factory, Inc. (The)	Consumer staples	909	25,209	1.50%
Boyd Gaming Corp.	Consumer cyclicals	794	24,358	1.45%
TripAdvisor, Inc.	Consumer staples	1,017	19,919	1.18%
Bloomin’ Brands, Inc.	Consumer staples	1,225	18,699	1.11%
Cracker Barrel Old Country Store, Inc.	Consumer staples	155	17,770	1.06%
Six Flags Entertainment Corp.	Consumer cyclicals	856	17,387	1.03%
Wyndham Hotels & Resorts, Inc.	Consumer cyclicals	322	16,244	0.97%
Hyatt Hotels Corp. Class A	Consumer cyclicals	292	15,603	0.93%
Dine Brands Global, Inc.	Consumer staples	282	15,378	0.91%
Melco Resorts & Entertainment, Ltd.	Consumer cyclicals	820	13,648	0.81%
ADR (Hong Kong)
SeaWorld Entertainment, Inc.	Consumer cyclicals	658	12,981	0.77%
Red Rock Resorts, Inc. Class A	Consumer cyclicals	736	12,584	0.75%
Wyndham Destinations, Inc.	Consumer cyclicals	356	10,959	0.65%
Marriott Vacations Worldwide Corp.	Consumer cyclicals	117	10,643	0.63%
Copa Holdings SA Class A (Panama)	Transportation	208	10,473	0.62%
Allegiant Travel Co.	Transportation	79	9,472	0.56%
Extended Stay America, Inc. (Units)	Consumer cyclicals	658	7,866	0.47%
Choice Hotels International, Inc.	Consumer cyclicals	80	6,913	0.41%

A BASKET (GSGLPHCL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
PerkinElmer, Inc.	Health care	10,841	$1,360,620	4.14%
Ipsen SA (France)	Health care	12,875	1,351,991	4.12%
Merck KGaA (Germany)	Health care	9,253	1,351,389	4.11%
Thermo Fisher Scientific, Inc.	Health care	3,014	1,330,645	4.05%
Mettler-Toledo International, Inc.	Health care	1,348	1,301,486	3.96%
Zoetis, Inc.	Health care	7,787	1,287,671	3.92%
Agilent Technologies, Inc.	Technology	12,045	1,215,855	3.70%
IQVIA Holdings, Inc.	Health care	7,672	1,209,346	3.68%

Dynamic Asset Allocation Balanced Fund 91

A BASKET (GSGLPHCL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Pfizer, Inc.	Health care	32,817	$1,204,371	3.67%
Merck & Co., Inc.	Health care	13,944	1,156,693	3.52%
Waters Corp.	Health care	5,795	1,133,990	3.45%
GlaxoSmithKline PLC (United	Health care	51,282	962,646	2.93%
Kingdom)
Johnson & Johnson	Health care	6,443	959,184	2.92%
Sanofi (France)	Health care	9,255	926,067	2.82%
Illumina, Inc.	Health care	2,930	905,703	2.76%
Perrigo Co. PLC	Health care	19,000	872,301	2.66%
Mylan NV	Health care	57,669	855,226	2.60%
Alexion Pharmaceuticals, Inc.	Health care	7,438	851,145	2.59%
Bayer AG (Germany)	Health care	13,070	817,048	2.49%
Taisho Pharmaceutical Holdings Co.,	Health care	11,917	781,472	2.38%
Ltd. (Japan)
AbbVie, Inc.	Health care	8,662	758,685	2.31%
Biogen, Inc.	Health care	2,637	748,114	2.28%
AstraZeneca PLC (United Kingdom)	Health care	6,231	681,243	2.07%
Bristol-Myers Squibb Co.	Health care	11,285	680,355	2.07%
Sumitomo Dainippon Pharma Co.,	Health care	49,735	651,792	1.98%
Ltd. (Japan)
CSL, Ltd. (Australia)	Health care	3,032	623,726	1.90%
Amgen, Inc.	Health care	2,397	609,306	1.86%
Sartorius Stedim Biotech (France)	Health care	1,749	604,103	1.84%
Teva Pharmaceutical Industries, Ltd.	Health care	58,535	527,401	1.61%
ADR (Israel)
Gilead Sciences, Inc.	Health care	8,305	524,791	1.60%
Galapagos NV (Belgium)	Health care	3,691	524,654	1.60%
Galenica AG (Switzerland)	Health care	3,386	462,198	1.41%
Eisai Co., Ltd. (Japan)	Health care	4,625	420,028	1.28%
Hisamitsu Pharmaceutical Co., Inc.	Health care	8,073	410,779	1.25%
(Japan)
Takeda Pharmaceutical Co., Ltd.	Health care	11,470	406,938	1.24%
(Japan)
Eli Lilly and Co.	Health care	2,331	344,991	1.05%
Shionogi & Co., Ltd. (Japan)	Health care	5,501	293,448	0.89%
Hikma Pharmaceuticals PLC (United	Health care	8,375	280,855	0.86%
Kingdom)
H Lundbeck A/S (Denmark)	Health care	7,118	234,908	0.72%
UCB SA (Belgium)	Health care	1,815	206,464	0.63%
Astellas Pharma, Inc. (Japan)	Health care	13,425	199,343	0.61%
Incyte Corp.	Health care	1,940	174,132	0.53%
Grifols SA (Spain)	Health care	5,280	152,264	0.46%
Eurofins Scientific (Luxembourg)	Health care	144	114,327	0.35%
Regeneron Pharmaceuticals, Inc.	Health care	185	103,492	0.32%
Novartis AG (Switzerland)	Health care	1,022	88,932	0.27%
Daiichi Sankyo Co., Ltd. (Japan)	Health care	2,788	85,296	0.26%

92 Dynamic Asset Allocation Balanced Fund

A BASKET (GSGLPHCL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Recordati SpA (Italy)	Health care	803	$41,178	0.13%
Vertex Pharmaceuticals, Inc.	Health care	142	38,626	0.12%
Orion Oyj Class B (Finland)	Health care	831	37,697	0.11%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Air Liquide SA (France)	Basic materials	8,965	$1,424,269	0.89%
AMETEK, Inc.	Conglomerates	14,193	1,410,740	0.88%
Xcel Energy, Inc.	Utilities and power	18,646	1,286,727	0.80%
Partners Group Holding AG	Financials	1,391	1,279,744	0.80%
(Switzerland)
Church & Dwight Co., Inc.	Consumer staples	13,477	1,262,896	0.79%
London Stock Exchange Group PLC	Financials	10,927	1,251,442	0.78%
(United Kingdom)
Roche Holding AG (Switzerland)	Health care	3,644	1,246,862	0.78%
Givaudan SA (Switzerland)	Basic materials	289	1,245,238	0.78%
WEC Energy Group, Inc.	Utilities and power	12,623	1,223,131	0.76%
Canadian Imperial Bank of Commerce	Financials	16,251	1,214,749	0.76%
(Canada)
Swisscom AG (Switzerland)	Communication services	2,275	1,207,049	0.75%
Royal Bank of Canada (Canada)	Financials	16,169	1,135,228	0.71%
Cadence Design Systems, Inc.	Technology	10,526	1,122,428	0.70%
Toronto-Dominion Bank (Canada)	Financials	23,457	1,086,043	0.68%
Hormel Foods Corp.	Consumer staples	22,133	1,082,067	0.67%
CMS Energy Corp.	Utilities and power	17,171	1,054,474	0.66%
Paychex, Inc.	Technology	13,093	1,044,405	0.65%
Segro PLC (United Kingdom)	Financials	86,702	1,043,131	0.65%
Muenchener Rueckversicherungs-	Financials	4,031	1,023,768	0.64%
Gesellschaft AG in Muenchen
(Germany)
Tesco PLC (United Kingdom)	Consumer staples	366,194	1,004,102	0.63%
Logitech International SA	Technology	12,833	998,689	0.62%
(Switzerland)
Atmos Energy Corp.	Utilities and power	10,315	986,002	0.61%
Copart, Inc.	Consumer staples	9,264	974,244	0.61%
Roper Technologies, Inc.	Technology	2,424	957,567	0.60%
Dover Corp.	Capital goods	8,833	957,016	0.60%
ANSYS, Inc.	Technology	2,923	956,602	0.60%
Halma PLC (United Kingdom)	Technology	31,536	954,227	0.59%
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	11,068	945,179	0.59%
Hannover Rueck SE (Germany)	Financials	6,080	942,450	0.59%
Rio Tinto PLC (United Kingdom)	Basic materials	15,527	932,752	0.58%
lululemon athletica, Inc. (Canada)	Consumer cyclicals	2,714	894,021	0.56%
Iberdrola SA (Spain)	Utilities and power	72,189	889,543	0.55%
Comcast Corp. Class A	Communication services	19,199	888,126	0.55%

Dynamic Asset Allocation Balanced Fund 93

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Mettler-Toledo International, Inc.	Health care	907	$875,804	0.55%
Metro, Inc. (Canada)	Consumer staples	18,080	867,527	0.54%
Accenture PLC Class A	Technology	3,780	854,206	0.53%
Sun Life Financial, Inc. (Canada)	Financials	20,666	842,120	0.52%
DTE Energy Co.	Utilities and power	6,982	803,229	0.50%
Pinnacle West Capital Corp.	Utilities and power	10,348	771,440	0.48%
Amphenol Corp. Class A	Technology	7,078	766,344	0.48%
PACCAR, Inc.	Consumer cyclicals	8,980	765,815	0.48%
AutoZone, Inc.	Consumer cyclicals	649	764,591	0.48%
Globe Life, Inc.	Financials	9,526	761,134	0.47%
Zoetis, Inc.	Health care	4,600	760,768	0.47%
T Rowe Price Group, Inc.	Financials	5,920	759,027	0.47%
NTT DoCoMo, Inc. (Japan)	Communication services	20,293	747,516	0.47%
Monster Beverage Corp.	Consumer staples	9,109	730,539	0.46%
Rio Tinto, Ltd. (Australia)	Basic materials	10,779	728,206	0.45%
Dollar General Corp.	Consumer cyclicals	3,473	727,958	0.45%
HEICO Corp. Class A	Capital goods	8,176	724,901	0.45%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
ABB, Ltd. (Switzerland)	Capital goods	55,265	$1,407,041	0.89%
Abbott Laboratories	Health care	12,270	1,335,372	0.85%
Fidelity National Information	Technology	8,742	1,286,854	0.82%
Services, Inc.
Prologis, Inc.	Financials	12,745	1,282,418	0.81%
Daimler AG (Germany)	Consumer cyclicals	22,790	1,230,059	0.78%
Waste Connections, Inc.	Capital goods	11,301	1,173,009	0.74%
Bank of New York Mellon Corp. (The)	Financials	33,119	1,137,316	0.72%
CVS Health Corp.	Health care	19,188	1,120,560	0.71%
International Business Machines Corp. Technology		9,105	1,107,863	0.70%
Lonza Group AG (Switzerland)	Health care	1,784	1,101,087	0.70%
Eastman Chemical Co.	Basic materials	13,696	1,069,964	0.68%
Zurich Insurance Group AG	Financials	3,054	1,063,381	0.67%
(Switzerland)
Caterpillar, Inc.	Capital goods	7,085	1,056,695	0.67%
Nordea Bank ABP (Finland)	Financials	137,782	1,050,919	0.67%
Coca-Cola Co. (The)	Consumer staples	21,036	1,038,542	0.66%
Fortis, Inc. (Canada)	Utilities and power	25,054	1,024,306	0.65%
NiSource, Inc.	Utilities and power	45,066	991,455	0.63%
Analog Devices, Inc.	Technology	8,482	990,135	0.63%
Southern Co. (The)	Utilities and power	17,845	967,535	0.61%
WPP PLC (United Kingdom)	Consumer cyclicals	123,239	966,853	0.61%
Sensata Technologies Holding PLC	Technology	22,208	958,050	0.61%
Walgreens Boots Alliance, Inc.	Consumer staples	26,425	949,185	0.60%
Intel Corp.	Technology	18,037	933,964	0.59%

94 Dynamic Asset Allocation Balanced Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
MS&AD Insurance Group Holdings	Financials	34,837	$932,821	0.59%
(Japan)
Illinois Tool Works, Inc.	Capital goods	4,824	932,092	0.59%
Boston Scientific Corp.	Health care	23,972	915,971	0.58%
Deere & Co.	Capital goods	4,113	911,528	0.58%
Walmart, Inc.	Consumer cyclicals	6,393	894,387	0.57%
Xylem, Inc.	Capital goods	10,200	858,007	0.54%
Macquarie Group, Ltd. (Australia)	Financials	10,000	856,380	0.54%
Sekisui House, Ltd. (Japan)	Financials	48,235	849,545	0.54%
Lowe’s Cos., Inc.	Consumer cyclicals	5,091	844,445	0.54%
Novartis AG (Switzerland)	Health care	9,670	838,943	0.53%
Berkshire Hathaway, Inc. Class B	Financials	3,911	832,896	0.53%
Alexandria Real Estate Equities, Inc.	Financials	5,114	818,172	0.52%
Bayerische Motoren Werke (BMW) AG	Consumer cyclicals	11,154	810,650	0.51%
(Germany)
Public Service Enterprise Group, Inc.	Utilities and power	14,626	803,129	0.51%
Compagnie Financiere Richemont SA	Consumer cyclicals	11,974	802,119	0.51%
(Switzerland)
Adobe, Inc.	Technology	1,632	800,143	0.51%
Gartner, Inc.	Consumer cyclicals	6,398	799,372	0.51%
Microchip Technology, Inc.	Technology	7,621	783,159	0.50%
Autodesk, Inc.	Technology	3,308	764,080	0.48%
Corning, Inc.	Communication services	23,283	754,599	0.48%
American Tower Corp.	Communication services	3,115	752,886	0.48%
Emera, Inc. (Canada)	Utilities and power	18,324	752,768	0.48%
NRG Energy, Inc.	Utilities and power	24,432	751,047	0.48%
TOTO, Ltd. (Japan)	Basic materials	16,364	748,644	0.47%
General Dynamics Corp.	Capital goods	5,333	738,295	0.47%
Essity AB Class B (Sweden)	Consumer staples	21,617	730,874	0.46%
Loews Corp.	Financials	21,017	730,335	0.46%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB+/P	$1,504	$22,000	$7,348	5/11/63	300 bp —	$(5,833)
Index						Monthly
CMBX NA BBB–.6	BB+/P	2,953	49,000	16,366	5/11/63	300 bp —	(13,389)
Index						Monthly
CMBX NA BBB–.6	BB+/P	6,050	98,000	32,732	5/11/63	300 bp —	(26,633)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BB+/P	8,647	78,000	26,052	5/11/63	300 bp —	(17,366)
Index						Monthly

Dynamic Asset Allocation Balanced Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	$2,115	$18,000	$2,304	5/11/63	200 bp —	$(183)
Index						Monthly
CMBX NA A.6	A/P	17,760	128,000	16,384	5/11/63	200 bp —	1,419
Index						Monthly
CMBX NA BB.11	BB–/P	46,895	83,000	29,814	11/18/54	500 bp —	17,151
Index						Monthly
CMBX NA BB.6	B+/P	48,200	336,000	169,075	5/11/63	500 bp —	(120,596)
Index						Monthly
CMBX NA BB.7	B+/P	31,284	613,000	269,659	1/17/47	500 bp —	(237,864)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(2,876)	2,604,000	333,312	5/11/63	200 bp —	(335,320)
Index						Monthly
CMBX NA BB.7	B+/P	15,516	116,000	51,028	1/17/47	500 bp —	(35,415)
Index						Monthly
CMBX NA BBB–.6	BB+/P	129,668	1,380,000	460,920	5/11/63	300 bp —	(330,562)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	71,061	899,000	229,784	1/17/47	300 bp —	(158,274)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	2,290	73,000	9,344	5/11/63	200 bp —	(7,030)
Index						Monthly
CMBX NA A.6	A/P	(45)	75,000	9,600	5/11/63	200 bp —	(9,620)
Index						Monthly
CMBX NA A.6	A/P	7,598	146,000	18,688	5/11/63	200 bp —	(11,041)
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	18,688	5/11/63	200 bp —	(11,249)
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	18,688	5/11/63	200 bp —	(11,249)
Index						Monthly
CMBX NA A.6	A/P	13,726	209,000	26,752	5/11/63	200 bp —	(12,957)
Index						Monthly
CMBX NA A.6	A/P	1,731	230,000	29,440	5/11/63	200 bp —	(27,632)
Index						Monthly
CMBX NA A.6	A/P	8,320	269,000	34,432	5/11/63	200 bp —	(26,022)
Index						Monthly
CMBX NA A.6	A/P	13,960	271,000	34,688	5/11/63	200 bp —	(20,638)
Index						Monthly
CMBX NA A.6	A/P	32,461	277,000	35,456	5/11/63	200 bp —	(2,903)
Index						Monthly
CMBX NA A.6	A/P	17,044	345,000	44,160	5/11/63	200 bp —	(27,001)
Index						Monthly
CMBX NA A.6	A/P	41,385	356,000	45,568	5/11/63	200 bp —	(4,064)
Index						Monthly
CMBX NA A.6	A/P	21,679	426,000	54,528	5/11/63	200 bp —	(32,707)
Index						Monthly

96 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A/P	$12,939	$559,000	$71,552	5/11/63	200 bp —	$(58,427)
Index						Monthly
CMBX NA A.6	A/P	42,184	700,000	89,600	5/11/63	200 bp —	(47,183)
Index						Monthly
CMBX NA BBB–.6	BB+/P	396	5,000	1,670	5/11/63	300 bp —	(1,272)
Index						Monthly
CMBX NA BBB–.6	BB+/P	835	16,000	5,344	5/11/63	300 bp —	(4,501)
Index						Monthly
CMBX NA BBB–.6	BB+/P	5,846	54,000	18,036	5/11/63	300 bp —	(12,163)
Index						Monthly
CMBX NA BBB–.6	BB+/P	6,540	96,000	32,064	5/11/63	300 bp —	(25,476)
Index						Monthly
CMBX NA BBB–.6	BB+/P	10,387	96,000	32,064	5/11/63	300 bp —	(21,629)
Index						Monthly
CMBX NA BBB–.6	BB+/P	10,428	96,000	32,064	5/11/63	300 bp —	(21,588)
Index						Monthly
CMBX NA BBB–.6	BB+/P	11,796	107,000	35,738	5/11/63	300 bp —	(23,889)
Index						Monthly
CMBX NA BBB–.6	BB+/P	10,042	119,000	39,746	5/11/63	300 bp —	(29,644)
Index						Monthly
CMBX NA BBB–.6	BB+/P	14,593	169,000	56,446	5/11/63	300 bp —	(41,768)
Index						Monthly
CMBX NA BBB–.6	BB+/P	14,430	171,000	57,114	5/11/63	300 bp —	(42,598)
Index						Monthly
CMBX NA BBB–.6	BB+/P	27,949	298,000	99,532	5/11/63	300 bp —	(71,434)
Index						Monthly
CMBX NA BBB–.6	BB+/P	105,165	1,399,000	467,266	5/11/63	300 bp —	(361,402)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,440	35,000	8,946	1/17/47	300 bp —	(6,489)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	12,460	89,000	11,392	5/11/63	200 bp —	1,098
Index						Monthly
CMBX NA A.6	A/P	525,554	4,042,000	517,376	5/11/63	200 bp —	9,525
Index						Monthly
CMBX NA A.7	A-/P	9,165	209,000	22,551	1/17/47	200 bp —	(13,316)
Index						Monthly
CMBX NA BB.10	BB–/P	12,196	152,000	68,750	5/11/63	500 bp —	(56,427)
Index						Monthly
CMBX NA BBB–.6	BB+/P	515,680	1,613,000	538,742	5/11/63	300 bp —	(22,256)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	6,500	65,000	8,320	5/11/63	200 bp —	(1,798)
Index						Monthly
CMBX NA A.6	A/P	28,900	289,000	36,992	5/11/63	200 bp —	(7,996)
Index						Monthly

Dynamic Asset Allocation Balanced Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.6	B+/P	$24,066	$98,000	$49,314	5/11/63	500 bp —	$(25,166)
Index						Monthly
CMBX NA BB.6	B+/P	48,543	197,000	99,130	5/11/63	500 bp —	(50,423)
Index						Monthly
CMBX NA BBB–.6	BB+/P	14,509	219,000	73,146	5/11/63	300 bp —	(58,528)
Index						Monthly
Upfront premium received		2,030,172	Unrealized appreciation				29,193
Upfront premium (paid)		(2,921)	Unrealized (depreciation)				(2,490,921)
Total		$2,027,251	Total				$(2,461,728)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,550)	$209,000	$22,551	1/17/47	(200 bp) —	$20,932
					Monthly
CMBX NA BB.10 Index	(7,410)	71,000	32,113	11/17/59	(500 bp) —	24,644
					Monthly
CMBX NA BB.10 Index	(6,360)	58,000	26,233	11/17/59	(500 bp) —	19,825
					Monthly
CMBX NA BB.11 Index	(27,467)	212,000	76,150	11/18/54	(500 bp) —	48,507
					Monthly
CMBX NA BB.11 Index	(6,881)	73,000	26,222	11/18/54	(500 bp) —	19,280
					Monthly
CMBX NA BB.11 Index	(3,025)	44,000	15,805	11/18/54	(500 bp) —	12,743
					Monthly
CMBX NA BB.11 Index	(1,089)	21,000	7,543	11/18/54	(500 bp) —	6,436
					Monthly
CMBX NA BB.11 Index	(1,071)	21,000	7,543	11/18/54	(500 bp) —	6,455
					Monthly
CMBX NA BB.12 Index	(86)	1,000	339	8/17/61	(500 bp) —	253
					Monthly
CMBX NA BB.8 Index	(8,940)	72,000	36,108	10/17/57	(500 bp) —	27,108
					Monthly
CMBX NA BB.9 Index	(43,352)	420,000	187,446	9/17/58	(500 bp) —	143,744
					Monthly
CMBX NA BB.9 Index	(9,807)	152,000	67,838	9/17/58	(500 bp) —	57,904
					Monthly

98 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(9,291)	$144,000	$64,267	9/17/58	(500 bp) —	$54,856
					Monthly
CMBX NA BB.9 Index	(1,290)	32,000	14,282	9/17/58	(500 bp) —	12,965
					Monthly
CMBX NA BB.9 Index	(979)	27,000	12,050	9/17/58	(500 bp) —	11,049
					Monthly
CMBX NA BB.9 Index	(824)	21,000	9,372	9/17/58	(500 bp) —	8,531
					Monthly
CMBX NA BBB– .10 Index	(9,597)	39,000	9,567	11/17/59	(300 bp) —	(30)
					Monthly
CMBX NA BBB– .12 Index	(9,787)	48,000	11,342	8/17/61	(300 bp) —	1,532
					Monthly
CMBX NA BBB– .12 Index	(10,605)	47,000	11,106	8/17/61	(300 bp) —	477
					Monthly
CMBX NA BBB– .12 Index	(3,874)	19,000	4,490	8/17/61	(300 bp) —	606
					Monthly
CMBX NA BBB–.10 Index	(70,310)	236,000	57,891	11/17/59	(300 bp) —	(12,537)
					Monthly
CMBX NA BBB–.11 Index	(38,708)	118,000	26,703	11/18/54	(300 bp) —	(12,064)
					Monthly
CMBX NA BBB–.11 Index	(27,246)	85,000	19,236	11/18/54	(300 bp) —	(8,053)
					Monthly
CMBX NA BBB–.11 Index	(25,508)	78,000	17,651	11/18/54	(300 bp) —	(7,895)
					Monthly
CMBX NA BBB–.11 Index	(10,056)	70,000	15,841	11/18/54	(300 bp) —	5,750
					Monthly
CMBX NA BBB–.11 Index	(8,684)	59,000	13,352	11/18/54	(300 bp) —	4,638
					Monthly
CMBX NA BBB–.11 Index	(8,684)	59,000	13,352	11/18/54	(300 bp) —	4,638
					Monthly
CMBX NA BBB–.11 Index	(19,278)	59,000	13,352	11/18/54	(300 bp) —	(5,956)
					Monthly
CMBX NA BBB–.11 Index	(6,234)	31,000	7,015	11/18/54	(300 bp) —	766
					Monthly
CMBX NA BBB–.12 Index	(147,926)	469,000	110,825	8/17/61	(300 bp) —	(37,336)
					Monthly
CMBX NA BBB–.12 Index	(61,151)	179,000	42,298	8/17/61	(300 bp) —	(18,943)
					Monthly
CMBX NA BBB–.12 Index	(45,344)	129,000	30,483	8/17/61	(300 bp) —	(14,926)
					Monthly
CMBX NA BBB–.12 Index	(45,462)	129,000	30,483	8/17/61	(300 bp) —	(15,043)
					Monthly
CMBX NA BBB–.12 Index	(31,410)	94,000	22,212	8/17/61	(300 bp) —	(9,245)
					Monthly
CMBX NA BBB–.12 Index	(28,391)	85,000	20,086	8/17/61	(300 bp) —	(8,348)
					Monthly

Dynamic Asset Allocation Balanced Fund 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.12 Index	$(10,654)	$56,000	$13,233	8/17/61	(300 bp) —	$2,551
					Monthly
CMBX NA BBB–.12 Index	(7,791)	46,000	10,870	8/17/61	(300 bp) —	3,056
					Monthly
CMBX NA BBB–.9 Index	(19,637)	83,000	21,846	9/17/58	(300 bp) —	2,167
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(19,613)	147,000	66,488	11/17/59	(500 bp) —	46,752
					Monthly
CMBX NA BB.10 Index	(17,362)	146,000	66,036	11/17/59	(500 bp) —	48,552
					Monthly
CMBX NA BB.10 Index	(9,571)	77,000	34,827	11/17/59	(500 bp) —	25,192
					Monthly
CMBX NA BB.7 Index	(9,143)	518,000	260,658	5/11/63	(500 bp) —	251,083
					Monthly
CMBX NA BB.7 Index	(28,039)	152,000	66,865	1/17/47	(500 bp) —	38,699
					Monthly
CMBX NA BB.8 Index	(9,988)	57,000	28,586	10/17/57	(500 bp) —	18,550
					Monthly
CMBX NA BB.9 Index	(67,165)	670,000	299,021	9/17/58	(500 bp) —	231,297
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(9,821)	96,000	48,307	5/11/63	(500 bp) —	38,406
					Monthly
CMBX NA BB.7 Index	(6,356)	42,000	18,476	1/17/47	(500 bp) —	12,085
					Monthly
CMBX NA BB.12 Index	(12,449)	34,000	11,540	8/17/61	(500 bp) —	(938)
					Monthly
CMBX NA BB.6 Index	(146)	1,000	503	5/11/63	(500 bp) —	356
					Monthly
CMBX NA BB.7 Index	(117,160)	577,000	253,822	1/17/47	(500 bp) —	136,182
					Monthly
CMBX NA BB.7 Index	(18,678)	114,000	50,149	1/17/47	(500 bp) —	31,375
					Monthly
CMBX NA BB.8 Index	(4,758)	42,000	21,063	10/17/57	(500 bp) —	16,270
					Monthly
CMBX NA BB.9 Index	(3,341)	31,000	13,835	9/17/58	(500 bp) —	10,469
					Monthly
CMBX NA BB.9 Index	(3,009)	25,000	11,158	9/17/58	(500 bp) —	8,128
					Monthly
CMBX NA BB.9 Index	(2,975)	25,000	11,158	9/17/58	(500 bp) —	8,162
					Monthly
CMBX NA BB.9 Index	(738)	19,000	8,480	9/17/58	(500 bp) —	7,726
					Monthly
CMBX NA BB.9 Index	(1,912)	12,000	5,356	9/17/58	(500 bp) —	3,434
					Monthly

100 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.9 Index	$(1,923)	$12,000	$5,356	9/17/58	(500 bp) —	$3,423
					Monthly
CMBX NA BB.9 Index	(1,278)	8,000	3,570	9/17/58	(500 bp) —	2,286
					Monthly
CMBX NA BBB–.11 Index	(6,695)	43,000	9,731	11/18/54	(300 bp) —	3,014
					Monthly
CMBX NA BBB–.12 Index	(32,083)	95,000	22,449	8/17/61	(300 bp) —	(9,682)
					Monthly
CMBX NA BBB–.6 Index	(10,906)	218,000	72,812	5/11/63	(300 bp) —	61,797
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(198,521)	364,000	130,749	11/18/54	(500 bp) —	(68,075)
					Monthly
CMBX NA BB.11 Index	(8,237)	16,000	8,051	5/11/63	(500 bp) —	(199)
					Monthly
CMBX NA BB.12 Index	(90,621)	165,000	56,001	8/17/61	(500 bp) —	(34,757)
					Monthly
CMBX NA BB.17 Index	(194,883)	398,000	175,080	1/17/47	(500 bp) —	(20,134)
					Monthly
CMBX NA BBB– .12 Index	(9,175)	45,000	10,634	8/17/61	(300 bp) —	1,436
					Monthly
CMBX NA BBB–.10 Index	(25,072)	89,000	21,832	11/17/59	(300 bp) —	(3,285)
					Monthly
CMBX NA BBB–.10 Index	(22,940)	77,000	18,888	11/17/59	(300 bp) —	(4,091)
					Monthly
CMBX NA BBB–.11 Index	(41,123)	204,000	46,165	11/18/54	(300 bp) —	4,940
					Monthly
CMBX NA BBB–.11 Index	(35,202)	112,000	25,346	11/18/54	(300 bp) —	(9,912)
					Monthly
CMBX NA BBB–.11 Index	(36,107)	112,000	25,346	11/18/54	(300 bp) —	(10,817)
					Monthly
CMBX NA BBB–.11 Index	(17,601)	56,000	12,673	11/18/54	(300 bp) —	(4,956)
					Monthly
CMBX NA BBB–.11 Index	(17,576)	56,000	12,673	11/18/54	(300 bp) —	(4,931)
					Monthly
CMBX NA BBB–.12 Index	(24,222)	73,000	17,250	8/17/61	(300 bp) —	(7,008)
					Monthly
CMBX NA BBB–.12 Index	(10,826)	31,000	7,325	8/17/61	(300 bp) —	(3,516)
					Monthly
CMBX NA BBB–.7 Index	(116,208)	495,000	126,522	1/17/47	(300 bp) —	10,067
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(8,080)	142,000	64,227	11/17/59	(500 bp) —	56,029
					Monthly
CMBX NA BB.11 Index	(72,158)	146,000	52,443	11/18/54	(500 bp) —	(19,837)
					Monthly

Dynamic Asset Allocation Balanced Fund 101

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International cont.
CMBX NA BB.9 Index	$(14,960)	$384,000	$171,379	9/17/58	(500 bp) —	$156,100
					Monthly
CMBX NA BBB– .10 Index	(18,634)	86,000	21,096	11/17/59	(300 bp) —	2,419
					Monthly
CMBX NA BBB–.7 Index	(5,409)	66,000	16,870	1/17/47	(300 bp) —	11,428
					Monthly
CMBX NA BBB–.9 Index	(11,300)	61,000	16,055	9/17/58	(300 bp) —	4,725
					Monthly
CMBX NA BBB–.9 Index	(11,300)	61,000	16,055	9/17/58	(300 bp) —	4,725
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(6,827)	67,000	17,125	1/17/47	(300 bp) —	10,265
					Monthly
CMBX NA BB.10 Index	(7,446)	71,000	32,113	11/17/59	(500 bp) —	24,608
					Monthly
CMBX NA BB.11 Index	(6,383)	65,000	23,348	11/18/54	(500 bp) —	16,910
					Monthly
CMBX NA BB.11 Index	(5,241)	55,000	19,756	11/18/54	(500 bp) —	14,469
					Monthly
CMBX NA BB.12 Index	(32,400)	54,000	18,328	8/17/61	(500 bp) —	(14,117)
					Monthly
CMBX NA BB.12 Index	(1,411)	20,000	6,788	8/17/61	(500 bp) —	5,360
					Monthly
CMBX NA BB.12 Index	(1,389)	17,000	5,770	9/17/58	(500 bp) —	4,367
					Monthly
CMBX NA BB.7 Index	(6,171)	32,000	14,077	1/17/47	(500 bp) —	7,880
					Monthly
CMBX NA BB.7 Index	(402)	2,000	880	1/17/47	(500 bp) —	476
					Monthly
CMBX NA BB.9 Index	(5,259)	70,000	31,241	9/17/58	(500 bp) —	25,924
					Monthly
CMBX NA BB.9 Index	(3,383)	55,000	24,547	9/17/58	(500 bp) —	21,118
					Monthly
CMBX NA BB.9 Index	(6,062)	50,000	22,315	9/17/58	(500 bp) —	16,211
					Monthly
CMBX NA BB.9 Index	(4,044)	46,000	20,530	9/17/58	(500 bp) —	16,447
					Monthly
CMBX NA BB.9 Index	(1,289)	26,000	11,604	9/17/58	(500 bp) —	10,293
					Monthly
CMBX NA BB.9 Index	(3,031)	25,000	11,158	9/17/58	(500 bp) —	8,105
					Monthly
CMBX NA BB.9 Index	(1,216)	20,000	8,926	9/17/58	(500 bp) —	7,693
					Monthly
CMBX NA BB.9 Index	(743)	19,000	8,480	9/17/58	(500 bp) —	7,721
					Monthly
CMBX NA BB.9 Index	(2,867)	19,000	8,480	9/17/58	(500 bp) —	5,597
					Monthly

102 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(1,060)	$7,000	$3,124	9/17/58	(500 bp) —	$2,059
					Monthly
CMBX NA BB.9 Index	(1,060)	7,000	3,124	9/17/58	(500 bp) —	2,059
					Monthly
CMBX NA BB.9 Index	(428)	5,000	2,232	9/17/58	(500 bp) —	1,800
					Monthly
CMBX NA BBB– .12 Index	(20,904)	92,000	21,740	8/17/61	(300 bp) —	790
					Monthly
CMBX NA BBB– .12 Index	(12,215)	59,000	13,942	8/17/61	(300 bp) —	1,697
					Monthly
CMBX NA BBB– .12 Index	(6,260)	30,000	7,089	8/17/61	(300 bp) —	814
					Monthly
CMBX NA BBB– .12 Index	(6,260)	30,000	7,089	8/17/61	(300 bp) —	814
					Monthly
CMBX NA BBB–.11 Index	(36,009)	114,000	25,798	11/18/54	(300 bp) —	(10,268)
					Monthly
CMBX NA BBB–.11 Index	(35,448)	112,000	25,346	11/18/54	(300 bp) —	(10,158)
					Monthly
CMBX NA BBB–.11 Index	(13,851)	88,000	19,914	11/18/54	(300 bp) —	6,019
					Monthly
CMBX NA BBB–.11 Index	(17,478)	56,000	12,673	11/18/54	(300 bp) —	(4,833)
					Monthly
CMBX NA BBB–.11 Index	(3,821)	19,000	4,300	11/18/54	(300 bp) —	469
					Monthly
CMBX NA BBB–.12 Index	(13,798)	67,000	15,832	8/17/61	(300 bp) —	2,000
					Monthly
CMBX NA BBB–.12 Index	(18,611)	56,000	13,233	8/17/61	(300 bp) —	(5,406)
					Monthly
CMBX NA BBB–.12 Index	(6,211)	33,000	7,798	8/17/61	(300 bp) —	1,570
					Monthly
CMBX NA BBB–.9 Index	(5,372)	35,000	9,212	9/17/58	(300 bp) —	3,818
					Monthly
Upfront premium received	—	Unrealized appreciation				1,983,873
Upfront premium (paid)	(2,455,373)	Unrealized (depreciation)				(397,296)
Total	$(2,455,373)	Total				$1,586,577

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Balanced Fund 103

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 35	B+/P	$(2,107,341)	$51,366,000	$2,104,670	12/20/25	500 bp —	$(2,671)
Index						Quarterly
NA IG Series 35	BBB+/P	(3,320,176)	159,800,000	3,330,392	12/20/25	100 bp —	14,655
Index						Quarterly
Total		$(5,427,517)					$11,984

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$32,475,603	$25,269,369	$—
Capital goods	84,196,408	13,787,402	—
Communication services	74,119,770	9,227,114	—
Conglomerates	10,669,877	309,707	—
Consumer cyclicals	201,521,705	40,193,683	2
Consumer staples	87,428,863	30,418,116	—
Energy	18,788,250	6,887,903	—
Financials	144,745,051	47,311,481	—
Health care	177,878,451	27,821,542	—
Technology	459,619,375	22,009,759	—
Transportation	23,351,319	5,389,911	—
Utilities and power	43,589,895	6,037,218	—
Total common stocks	$1,358,384,567	$234,663,205	$2

104 Dynamic Asset Allocation Balanced Fund

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$13,488,218	$—
Convertible bonds and notes	—	282,644	—
Convertible preferred stocks	2,042,818	—	—
Corporate bonds and notes	—	448,569,165	96
Foreign government and agency bonds and notes	—	22,068,036	—
Mortgage-backed securities	—	88,058,394	—
Preferred stocks	—	2,900,246	—
Purchased options outstanding	—	1,599,843	—
Senior loans	—	4,649,334	—
U.S. government and agency mortgage obligations	—	499,391,021	—
U.S. treasury obligations	—	1,566,279	—
Warrants	4,026	—	—
Short-term investments	317,129,849	67,467,664	—
Totals by level	$1,677,561,260	$1,384,704,049	$98

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$832,263	$—
Futures contracts	(698,656)	—	—
Written options outstanding	—	(529,995)	—
TBA sale commitments	—	(132,059,921)	—
Interest rate swap contracts	—	(116,627)	—
Total return swap contracts	—	(941,888)	—
Credit default contracts	—	4,992,472	—
Totals by level	$(698,656)	$(127,823,696)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 105

Statement of assets and liabilities 9/30/20
ASSETS
Investment in securities, at value, including $18,486,686 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $2,351,900,147)	$2,727,542,470
Affiliated issuers (identified cost $334,722,937) (Notes 1 and 5)	334,722,937
Cash	11,329
Foreign currency (cost $91,943) (Note 1)	83,418
Dividends, interest and other receivables	7,785,412
Foreign tax reclaim	600,671
Receivable for shares of the fund sold	4,245,746
Receivable for investments sold	21,566,540
Receivable for sales of delayed delivery securities (Note 1)	61,792
Receivable for sales of TBA securities (Note 1)	51,484,223
Receivable for variation margin on futures contracts (Note 1)	296,678
Receivable for variation margin on centrally cleared swap contracts (Note 1)	3,574,770
Unrealized appreciation on forward currency contracts (Note 1)	2,629,712
Unrealized appreciation on OTC swap contracts (Note 1)	5,783,637
Premium paid on OTC swap contracts (Note 1)	2,458,294
Prepaid assets	42,526
Total assets	3,162,890,155

LIABILITIES
Payable for investments purchased	4,166,713
Payable for purchases of delayed delivery securities (Note 1)	8,959,997
Payable for purchases of TBA securities (Note 1)	297,964,047
Payable for shares of the fund repurchased	55,905,253
Payable for compensation of Manager (Note 2)	1,134,747
Payable for custodian fees (Note 2)	140,260
Payable for investor servicing fees (Note 2)	550,057
Payable for Trustee compensation and expenses (Note 2)	433,425
Payable for administrative services (Note 2)	8,804
Payable for distribution fees (Note 2)	1,129,219
Payable for variation margin on futures contracts (Note 1)	1,781,150
Payable for variation margin on centrally cleared swap contracts (Note 1)	4,288,882
Unrealized depreciation on OTC swap contracts (Note 1)	7,600,676
Premium received on OTC swap contracts (Note 1)	2,030,172
Unrealized depreciation on forward currency contracts (Note 1)	1,797,449
Written options outstanding, at value (premiums $1,338,797) (Note 1)	529,995
TBA sale commitments, at value (proceeds receivable $131,963,848) (Note 1)	132,059,921
Collateral on securities loaned, at value (Note 1)	19,073,088
Collateral on certain derivative contracts, at value (Notes 1 and 9)	3,046,279
Other accrued expenses	370,967
Total liabilities	542,971,101

Net assets	$2,619,919,054

(Continued on next page)

106 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities cont.
REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,241,848,184
Total distributable earnings (Note 1)	378,070,870
Total — Representing net assets applicable to capital shares outstanding	$2,619,919,054

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,391,432,252 divided by 90,706,066 shares)	$15.34
Offering price per class A share (100/94.25 of $15.34)*	$16.28
Net asset value and offering price per class B share ($36,120,553 divided by 2,361,887 shares)**	$15.29
Net asset value and offering price per class C share ($226,181,920 divided by 15,205,306 shares)**	$14.88
Net asset value, offering price and redemption price per class P share
($260,760,153 divided by 16,956,139 shares)	$15.38
Net asset value, offering price and redemption price per class R share
($24,134,524 divided by 1,587,420 shares)	$15.20
Net asset value, offering price and redemption price per class R5 share
($10,455,992 divided by 679,978 shares)	$15.38
Net asset value, offering price and redemption price per class R6 share
($320,512,141 divided by 20,847,371 shares)	$15.37
Net asset value, offering price and redemption price per class Y share
($350,321,519 divided by 22,785,202 shares)	$15.37

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 107

Statement of operations Year ended 9/30/20
INVESTMENT INCOME
Dividends (net of foreign tax of $544,448)	$31,678,596
Interest (including interest income of $2,990,032 from investments in affiliated issuers) (Note 5)	30,703,142
Securities lending (net of expenses) (Notes 1 and 5)	59,140
Total investment income	62,440,878

EXPENSES
Compensation of Manager (Note 2)	13,813,396
Investor servicing fees (Note 2)	3,383,499
Custodian fees (Note 2)	141,707
Trustee compensation and expenses (Note 2)	113,251
Distribution fees (Note 2)	6,349,544
Administrative services (Note 2)	69,723
Other	758,336
Total expenses	24,629,456

Expense reduction (Note 2)	(10,123)
Net expenses	24,619,333

Net investment income	37,821,545

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,942,861
Net increase from payments by affiliates (Note 2)	13,476
Foreign currency transactions (Note 1)	275
Forward currency contracts (Note 1)	(2,843,159)
Futures contracts (Note 1)	24,102,578
Swap contracts (Note 1)	(6,247,343)
Written options (Note 1)	(1,463,988)
Total net realized gain	16,504,700
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	128,812,668
Assets and liabilities in foreign currencies	34,683
Forward currency contracts	1,644,007
Futures contracts	5,102,529
Swap contracts	(4,957,574)
Written options	435,510
Total change in net unrealized appreciation	131,071,823

Net gain on investments	147,576,523

Net increase in net assets resulting from operations	$185,398,068

The accompanying notes are an integral part of these financial statements.

108 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets
DECREASE IN NET ASSETS	Year ended 9/30/20	Year ended 9/30/19
Operations
Net investment income	$37,821,545	$52,305,782
Net realized gain (loss) on investments
and foreign currency transactions	16,504,700	(33,838,790)
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	131,071,823	5,484,200
Net increase in net assets resulting from operations	185,398,068	23,951,192
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(23,221,073)	(25,903,557)
Class B	(363,552)	(555,605)
Class C	(2,362,283)	(3,096,869)
Class M	—	(365,780)
Class P	(5,087,054)	(4,952,697)
Class R	(414,853)	(574,565)
Class R5	(204,097)	(220,060)
Class R6	(6,667,119)	(6,567,108)
Class Y	(7,673,411)	(9,650,781)
Net realized short-term gain on investments
Class A	—	(14,535,244)
Class B	—	(579,718)
Class C	—	(2,909,870)
Class M	—	(279,721)
Class P	—	(2,158,707)
Class R	—	(381,563)
Class R5	—	(110,992)
Class R6	—	(2,887,368)
Class Y	—	(4,673,976)
From net realized long-term gain on investments
Class A	—	(66,041,444)
Class B	—	(2,633,975)
Class C	—	(13,221,110)
Class M	—	(1,270,923)
Class P	—	(9,808,170)
Class R	—	(1,733,650)
Class R5	—	(504,295)
Class R6	—	(13,118,871)
Class Y	—	(21,236,395)
Increase (decrease) from capital share transactions (Note 4)	(267,439,333)	110,099,567
Total decrease in net assets	(128,034,707)	(75,922,255)

NET ASSETS
Beginning of year	2,747,953,761	2,823,876,016
End of year	$2,619,919,054	$2,747,953,761

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 109

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class A
September 30, 2020	$14.55	.20	.84	1.04	(.25)	—	(.25)	$15.34	7.31	$1,391,432.96		1.38	265
September 30, 2019	15.66	.28	(.23)	.05	(.27)	(.89)	(1.16)	14.55	1.07	1,377,682.97		1.92	137
September 30, 2018	15.43	.26	.93	1.19	(.24)	(.72)	(.96)	15.66	7.92	1,444,919.97		1.70	129
September 30, 2017	14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	15.43	12.66	1,398,458.98		1.54	200
September 30, 2016	13.90	.19	.89	1.08	(.22)	(.74)	(.96)	14.02	8.06	1,330,619	1.01[e]	1.38[e]	374
Class B
September 30, 2020	$14.49	.09	.84	.93	(.13)	—	(.13)	$15.29	6.54	$36,121	1.71	.63	265
September 30, 2019	15.60	.17	(.23)	(.06)	(.16)	(.89)	(1.05)	14.49	.28	45,740	1.72	1.16	137
September 30, 2018	15.36	.14	.94	1.08	(.12)	(.72)	(.84)	15.60	7.19	59,879	1.72	.93	129
September 30, 2017	13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	15.36	11.80	68,183	1.73	.78	200
September 30, 2016	13.85	.08	.89	.97	(.12)	(.74)	(.86)	13.96	7.20	71,395	1.76[e]	.62[e]	374
Class C
September 30, 2020	$14.11	.09	.82	.91	(.14)	—	(.14)	$14.88	6.57	$226,182	1.71	.64	265
September 30, 2019	15.23	.16	(.22)	(.06)	(.17)	(.89)	(1.06)	14.11	.28	251,217	1.72	1.17	137
September 30, 2018	15.03	.14	.91	1.05	(.13)	(.72)	(.85)	15.23	7.13	283,493	1.72	.94	129
September 30, 2017	13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	15.03	11.89	306,264	1.73	.79	200
September 30, 2016	13.58	.08	.86	.94	(.12)	(.74)	(.86)	13.66	7.19	283,090	1.76[e]	.63[e]	374
Class P
September 30, 2020	$14.59	.26	.84	1.10	(.31)	—	(.31)	$15.38	7.73	$260,760.57		1.77	265
September 30, 2019	15.71	.34	(.24)	.10	(.33)	(.89)	(1.22)	14.59	1.41	227,614.58		2.33	137
September 30, 2018	15.47	.32	.94	1.26	(.30)	(.72)	(1.02)	15.71	8.39	209,773.58		2.09	129
September 30, 2017	14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	15.47	13.14	197,195.59		1.96	200
September 30, 2016 †	14.07	.02	.02	.04	(.06)	—	(.06)	14.05	.25*	152,939	.05*	.14*	374
Class R
September 30, 2020	$14.42	.17	.82	.99	(.21)	—	(.21)	$15.20	7.01	$24,135	1.21	1.14	265
September 30, 2019	15.53	.24	(.22)	.02	(.24)	(.89)	(1.13)	14.42	.83	31,821	1.22	1.68	137
September 30, 2018	15.31	.22	.92	1.14	(.20)	(.72)	(.92)	15.53	7.65	39,262	1.22	1.46	129
September 30, 2017	13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	15.31	12.43	34,448	1.23	1.31	200
September 30, 2016	13.81	.15	.88	1.03	(.19)	(.74)	(.93)	13.91	7.75	24,577	1.26[e]	1.13[e]	374
Class R5
September 30, 2020	$14.58	.24	.85	1.09	(.29)	—	(.29)	$15.38	7.64	$10,456.71		1.64	265
September 30, 2019	15.70	.31	(.23)	.08	(.31)	(.89)	(1.20)	14.58	1.26	10,876.72		2.18	137
September 30, 2018	15.46	.30	.94	1.24	(.28)	(.72)	(1.00)	15.70	8.26	10,918.72		1.96	129
September 30, 2017	14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	15.46	12.96	1,434.73		1.71	200
September 30, 2016	13.93	.23	.88	1.11	(.26)	(.74)	(1.00)	14.04	8.28	2,523	.74[e]	1.72[e]	374

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

110 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 111

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class R6
September 30, 2020	$14.58	.26	.83	1.09	(.30)	—	(.30)	$15.37	7.68	$320,512.61		1.74	265
September 30, 2019	15.70	.33	(.23)	.10	(.33)	(.89)	(1.22)	14.58	1.36	307,002.62		2.29	137
September 30, 2018	15.46	.32	.93	1.25	(.29)	(.72)	(1.01)	15.70	8.35	281,041.62		2.07	129
September 30, 2017	14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	15.46	13.03	212,565.63		1.93	200
September 30, 2016	13.93	.24	.89	1.13	(.27)	(.74)	(1.01)	14.05	8.44	147,161	.64[e]	1.75[e]	374
Class Y
September 30, 2020	$14.58	.24	.84	1.08	(.29)	—	(.29)	$15.37	7.57	$350,322.71		1.63	265
September 30, 2019	15.69	.31	(.22)	.09	(.31)	(.89)	(1.20)	14.58	1.32	469,860.72		2.17	137
September 30, 2018	15.46	.30	.93	1.23	(.28)	(.72)	(1.00)	15.69	8.18	466,775.72		1.96	129
September 30, 2017	14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	15.46	12.92	387,995.73		1.82	200
September 30, 2016	13.92	.22	.90	1.12	(.25)	(.74)	(.99)	14.05	8.37	258,625	.76[e]	1.63[e]	374

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

112 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 113

Notes to financial statements 9/30/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2019 through September 30, 2020.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

114 Dynamic Asset Allocation Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

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multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from

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changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

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An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as

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a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward

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Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $266,057 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,481,838 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,337,700 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $19,073,088 and the value of securities loaned amounted to $18,484,686.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

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The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from straddle loss deferrals, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $13,535,833 to decrease undistributed net investment income, $6,147 to increase paid-in capital and $13,529,686 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$432,212,206
Unrealized depreciation	(75,451,235)
Net unrealized appreciation	356,760,971
Undistributed ordinary income	6,777,096
Undistributed long-term gain	15,059,012
Cost for federal income tax purposes	$2,576,982,084

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.518% of the fund’s average net assets.

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Putnam Management has contractually agreed, through January 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $13,476 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

 Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,083,643	Class R	43,774
Class B	60,953	Class R5	15,889
Class C	359,774	Class R6	165,136
Class M	6,299	Class Y	623,911
Class P	24,120	Total	$3,383,499

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $9,276 under the expense offset arrangements and by $847 under the brokerage/ service arrangements.

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Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,901, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,415,871
Class B	1.00%	1.00%	399,735
Class C	1.00%	1.00%	2,359,992
ClassM *	1.00%	0.75%	30,549
Class R	1.00%	0.50%	143,397
Total			$6,349,544

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $191,110 and $271 from the sale of class A and class M shares, respectively, and received $6,059 and $4,031 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,640 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$6,465,494,308	$6,476,864,467
U.S. government securities (Long-term)	—	—
Total	$6,465,494,308	$6,476,864,467

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from

Dynamic Asset Allocation Balanced Fund 123

or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	9,940,986	$146,427,041	12,061,470	$171,780,979
Shares issued in connection with
reinvestment of distributions	1,597,204	22,493,838	7,653,188	102,540,536
	11,538,190	168,920,879	19,714,658	274,321,515
Shares repurchased	(15,524,537)	(226,365,597)	(17,280,487)	(245,753,806)
Net increase (decrease)	(3,986,347)	$(57,444,718)	2,434,171	$28,567,709

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	31,996	$467,877	89,917	$1,275,015
Shares issued in connection with
reinvestment of distributions	24,513	341,846	267,564	3,547,721
	56,509	809,723	357,481	4,822,736
Shares repurchased	(850,410)	(12,250,075)	(1,040,556)	(14,826,849)
Net decrease	(793,901)	$(11,440,352)	(683,075)	$(10,004,113)

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	1,746,887	$24,790,518	2,859,041	$39,677,438
Shares issued in connection with
reinvestment of distributions	166,952	2,266,615	1,420,977	18,373,306
	1,913,839	27,057,133	4,280,018	58,050,744
Shares repurchased	(4,510,757)	(63,559,096)	(5,095,373)	(70,446,080)
Net decrease	(2,596,918)	$(36,501,963)	(815,355)	$(12,395,336)

	YEAR ENDED 9/30/20*		YEAR ENDED 9/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	7,322	$106,578	201,797	$2,786,258
Shares issued in connection with
reinvestment of distributions	—	—	143,346	1,909,524
	7,322	106,578	345,143	4,695,782
Shares repurchased	(1,807,622)	(26,834,716)	(324,657)	(4,631,461)
Net increase (decrease)	(1,800,300)	$(26,728,138)	20,486	$64,321

124 Dynamic Asset Allocation Balanced Fund

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class P	Shares	Amount	Shares	Amount
Shares sold	7,294,891	$106,552,821	6,496,975	$93,275,169
Shares issued in connection with
reinvestment of distributions	358,841	5,083,230	1,255,343	16,919,574
	7,653,732	111,636,051	7,752,318	110,194,743
Shares repurchased	(6,297,244)	(92,492,833)	(5,508,680)	(79,837,893)
Net increase	1,356,488	$19,143,218	2,243,638	$30,356,850

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	270,920	$3,931,875	447,826	$6,355,695
Shares issued in connection with
reinvestment of distributions	27,106	377,609	178,662	2,367,083
	298,026	4,309,484	626,488	8,722,778
Shares repurchased	(917,736)	(13,396,778)	(947,475)	(13,607,118)
Net decrease	(619,710)	$(9,087,294)	(320,987)	$(4,884,340)

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class R5	Shares	Amount	Shares	Amount
Shares sold	43,349	$636,351	92,553	$1,345,200
Shares issued in connection with
reinvestment of distributions	14,458	204,097	62,132	835,347
	57,807	840,448	154,685	2,180,547
Shares repurchased	(123,612)	(1,793,254)	(104,503)	(1,456,646)
Net increase (decrease)	(65,805)	$(952,806)	50,182	$723,901

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	7,036,706	$103,261,603	5,749,497	$82,354,342
Shares issued in connection with
reinvestment of distributions	466,019	6,583,133	1,670,541	22,507,900
	7,502,725	109,844,736	7,420,038	104,862,242
Shares repurchased	(7,708,071)	(112,927,213)	(4,272,979)	(61,669,886)
Net increase (decrease)	(205,346)	$(3,082,477)	3,147,059	$43,192,356

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,783,272	$85,295,885	9,796,873	$140,368,753
Shares issued in connection with
reinvestment of distributions	497,207	7,022,151	2,462,446	33,130,411
	6,280,479	92,318,036	12,259,319	173,499,164
Shares repurchased	(15,716,245)	(233,662,839)	(9,778,953)	(139,020,945)
Net increase (decrease)	(9,435,766)	$(141,344,803)	2,480,366	$34,478,219

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Dynamic Asset Allocation Balanced Fund 125

At the close of the reporting period, the Putnam RetirementReady Funds owned 9.6% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/19	cost	proceeds	income	of 9/30/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$8,682,900	$280,166,420	$269,776,232	$107,285	$19,073,088
Putnam Short Term
Investment Fund**	254,007,567	561,264,543	499,622,261	2,990,032	315,649,849
Total Short-term
investments	$262,690,467	$841,430,963	$769,398,493	$3,097,317	$334,722,937

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

126 Dynamic Asset Allocation Balanced Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency options (contract amount)	$151,000,000
Written currency options (contract amount)	$123,400,000
Futures contracts (number of contracts)	5,000
Forward currency contracts (contract amount)	$433,400,000
Centrally cleared interest rate swap contracts (notional)	$296,100,000
OTC total return swap contracts (notional)	$481,800,000
OTC credit default contracts (notional)	$34,000,000
Centrally cleared credit default contracts (notional)	$174,500,000
Warrants (number of warrants)	300

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$9,481,451*	Payables	$4,488,979
Foreign exchange
contracts	Investments, Receivables	4,229,555	Payables	2,327,444
Investments,
	Receivables, Net assets -		Payables, Net assets —
Equity contracts	Unrealized appreciation	4,153,701*	Unrealized depreciation	5,564,136*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	584,736*	Unrealized depreciation	927,446*
Total		$18,449,443		$13,308,005

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Balanced Fund 127

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$3,922,550	$3,922,550
Foreign exchange contracts	(23,834)	—	(2,843,159)	—	$(2,866,993)
Equity contracts	—	406,118	—	(8,750,415)	$(8,344,297)
Interest rate contracts	—	23,696,460	—	(1,419,478)	$22,276,982
Total	$(23,834)	$24,102,578	$(2,843,159)	$(6,247,343)	$14,988,242

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(1,202,150)	$(1,202,150)
Foreign exchange
contracts	—	(456,379)	—	1,644,007	—	$1,187,628
Equity contracts	(2,621)	—	2,245,567	—	(3,530,468)	$(1,287,522)
Interest rate
contracts	—	—	2,856,962	—	(224,956)	$2,632,006
Total	$(2,621)	$(456,379)	$5,102,529	$1,644,007	$(4,957,574)	$1,329,962

128 Dynamic Asset Allocation Balanced Fund

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Dynamic Asset Allocation Balanced Fund 129

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$1,301,635	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,301,635
OTC Total return swap
contracts*#	—	5,063	—	—	677,801	—	318	3,087,389	—	—	—	—	—	—	—	—	—	—	3,770,571
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	1,126,796	821,006	566,721	—	—	693,076	357,430	476,921	—	—	—	—	—	4,041,950
Centrally cleared credit
default contracts§	—	—	2,273,135	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,273,135
Futures contracts§	—	—	—	141,935	—	—	—	—	—	—	154,743	—	—	—	—	—	—	—	296,678
Forward currency contracts #	178,728	148,370	—	—	112,433	—	42,868	123,111	466,511	98,535	—	—	71,675	394,741	476,478	147,680	278,938	89,644	2,629,712
Purchased options **#	538,349	—	—	—	—	—	86,175	552,106	155,624	—	—	—	114,973	—	—	—	152,616	—	1,599,843
Total Assets	$717,077	$153,433	$3,574,770	$141,935	$790,234	$1,126,796	$950,367	$4,329,327	$622,135	$98,535	$847,819	$357,430	$663,569	$394,741	$476,478	$147,680	$431,554	$89,644	$15,913,524
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	1,434,699	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,434,699
OTC Total return swap
contracts*#	—	2,266	—	—	936,750	—	—	3,772,508	—	—	935	—	—	—	—	—	—	—	4,712,459
OTC Credit default
contracts — protection sold*#	56,362	26,013	—	—	—	486,327	1,072,940	1,424,477	—	—	1,156,431	—	266,429	—	—	—	—	—	4,488,979
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	2,854,183	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,854,183
Futures contracts§	—	—	—	874,113	—	—	—	—	—	—	907,037	—	—	—	—	—	—	—	1,781,150
Forward currency contracts #	60,882	27,780	—	—	136,354	—	25,979	238,104	26,177	400,726	—	—	97,140	15,227	390,005	76,709	258,833	43,533	1,797,449
Written options #	189,884	—	—	—	—	—	29,014	149,159	40,154	—	—	—	60,544	—	—	—	61,240	—	529,995
Total Liabilities	$307,128	$56,059	$4,288,882	$874,113	$1,073,104	$486,327	$1,127,933	$5,584,248	$66,331	$400,726	$2,064,403	$—	$424,113	$15,227	$390,005	$76,709	$320,073	$43,533	$17,598,914
Total Financial and
Derivative Net Assets	$409,949	$97,374	$(714,112)	$(732,178)	$(282,870)	$640,469	$(177,566)	$(1,254,921)	$555,804	$(302,191)	$(1,216,584)	$357,430	$239,456	$379,514	$86,473	$70,971	$111,481	$46,111	$(1,685,390)
Total collateral received
(pledged)†##	$409,949	$97,374	$—	$—	$—	$610,000	$(177,566)	$(1,254,921)	$555,804	$(301,940)	$(519,953)	$357,430	$190,000	$367,800	$86,473	$70,971	$111,481	$—
Net amount	$—	$—	$(714,112)	$(732,178)	$(282,870)	$30,469	$—	$—	$—	$(251)	$(696,631)	$—	$49,456	$11,714	$—	$—	$—	$46,111

130 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 131

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Controlled collateral
received (including TBA
commitments)**	$521,157	$110,919	$—	$—	$—	$610,000	$—	$—	$570,000	$—	$—	$388,618	$190,000	$367,800	$177,785	$110,000	$—	$—	$3,046,279
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$266,057	$—	$266,057
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$(188,963)	$(1,326,844)	$—	$(301,940)	$(519,953)	$—	$—	$—	$—	$—	$—	$—	$(2,337,700)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $10,196,554 and $12,206,592, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08,

Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities . The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

132 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 133

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $16,564,913 as a capital gain dividend with respect to the taxable year ended September 30, 2020, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 96.25% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $19,351,328 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

134 Dynamic Asset Allocation Balanced Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Dynamic Asset Allocation Balanced Fund 135

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2020, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

136 Dynamic Asset Allocation Balanced Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Dynamic Asset Allocation Balanced Fund 137

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Global Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Equity Income Fund
International Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

138 Dynamic Asset Allocation Balanced Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage 2055 Fund
Putnam PanAgora**	Putnam Retirement Advantage 2050 Fund
Putnam PanAgora Managed Futures Strategy	Putnam Retirement Advantage 2045 Fund
Putnam PanAgora Market Neutral Fund	Putnam Retirement Advantage 2040 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2045 Fund
Putnam Retirement Advantage 2040 Fund
Asset Allocation	Putnam Retirement Advantage 2035 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2030 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund	Putnam Retirement Advantage 2020 Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® Maturity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Balanced Fund 139

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

140 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered Public	Proxy Voting and Corporate	Mark C. Trenchard
Accounting Firm	Governance, Assistant Clerk,	Vice President
PricewaterhouseCoopers LLP	and Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800 -225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN059 323209 11/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2020	$152,959	$ —	$17,704	$ —
September 30, 2019	$221,987	$ —	$28,288	$ —

For the fiscal years ended September 30, 2020 and September 30, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $363,546 and $575,272 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2020	$ —	$345,842	$ —	$ —
September 30, 2019	$ —	$546,984	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 23, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 23, 2020